Prospectus

May 1, 2003
As supplemented May 5, 2003

SBL Fund

  Series A (Equity Series)
  Series B (Large Cap Value Series)
  Series C (Money Market Series)
  Series D (Global Series)
  Series E (Diversified Income Series)
  Series G (Large Cap Growth Series)
  Series H (Enhanced Index Series)
  Series I (International Series)
  Series J (Mid Cap Growth Series)
  Series N (Managed Asset
  Series O (Equity Income Series)
  Series P (High Yield Series)
  Series Q (Small Cap Value Series)
  Series S (Social Awareness Series)
  Series T (Technology Series)
  Series V (Mid Cap Value Series)
  Series W (Main Street Growth and Income® Series)
  Series X (Small Cap Growth Series)
  Series Y (Select 25 Series)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract. Please read both prospectuses and retain them for future reference.

SBL Fund
Member of The Security Benefit Group of Companies
One Security Benefit Place, Topeka, Kansas 66636-0001

Supplement Dated May 5, 2003
to Prospectus Dated May 1, 2003

The Prospectus is amended by adding the new section, "Proposed Reorganizations," following "Fees and Expenses of the Series."

Proposed Reorganizations

On May 2, 2003, the Board of Directors of SBL Fund approved the reorganization of Series I (International) into Series D (Global) and Series T (Technology) into Series J (Mid Cap Growth). The Board of Directors also called special meetings of the shareholders of Series I (International) and Series T (Technology), respectively, to vote on the reorganizations. The meetings of shareholders are expected to occur on September 30, 2003 ("Meetings").

The reorganizations are being proposed due to the low asset levels and limited new sales of Series I and Series T. The Board, which carefully considered the proposed reorganizations and determined them to be in the best interests of shareholders, believes the reorganizations provide compatible investment alternatives for Series I and Series T shareholders.

If the respective reorganizations are approved by the shareholders of Series I and Series T, shares of Series I will be converted on a tax-free basis into shares of Series D and shares of Series T will be converted on a tax-free basis into shares of Series J, in an amount based on relative net asset values of Series I and Series D, and Series T and Series J, respectively, on the conversion date. The closing of each reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed reorganization will qualify as a tax-free reorganization for federal income tax purposes.

If shareholders of Series I and Series T approve the respective reorganizations, then shortly following the closing of the reorganization, shareholders of Series I will become shareholders of Series D and shareholders of Series T will become shareholders of Series J. Each reorganization, if approved by shareholders, is expected to become effective on or about October 1, 2003. In the event the shareholders of Series I or Series T fail to approve the reorganization, Series I or Series T, as applicable, would continue to engage in business as a registered investment company and the Board of Directors would consider other proposals for the reorganization or liquidation of the Series.

Please Retain This Supplement For Future Reference

Series' Investment Objectives and Strategies
    Series A (Equity Series)
    Series B (Large Cap Value Series)
    Series C (Money Market Series)
    Series D (Global Series)
    Series E (Diversified Income Series)
    Series G (Large Cap Growth Series)
    Series H (Enhanced Index Series)
    Series I (International Series)
    Series J (Mid Cap Growth Series)
    Series N (Managed Asset Allocation Series)
    Series O (Equity Income Series)
    Series P (High Yield Series)
    Series Q (Small Cap Value Series)
    Series S (Social Awareness Series)
    Series T (Technology Series)
    Series V (Mid Cap Value Series)
    Series W (Main Street Growth and Income® Series)
    Series X (Small Cap Growth Series)
    Series Y (Select 25 Series)

Principal Risks
    Market Risk
    Smaller Companies
    Value Stocks
    Growth Stocks
    Foreign Securities
    Emerging Markets
    Options and Futures
    Active Trading
    Interest Rate Risk
    Credit Risk
    Prepayment Risk
    Mortgage-Backed Securities
    Restricted Securities
    High Yield Securities
    Social Investing
    Focused Investment Strategy
    Non-Diversification
    Industry Concentration
    Investment in Investment Vehicles
    Technology Stocks
    Overweighting
    Additional Information

Past Performance

Fees and Expenses of the Series

Investment Manager
    Management Fees
    Portfolio Managers

Sub-Advisers
    Portfolio Managers

Purchase and Redemption of Shares

Brokerage Enhancement Plan

Distributions and Federal Income Tax Considerations

Determination of Net Asset Value

Investment Policies and Management Practices
    Foreign Securities
    Emerging Markets
    Smaller Companies
    Convertible Securities and Warrants
    Asset-Backed Securities
    Mortgage-Backed Securities
    Initial Public Offering
    High Yield Securities
    Hard Asset Securities
    Guaranteed Investment Contracts ("GICs")
    Futures and Options
    Hybrid Instruments
    Swaps, Caps, Floors and Collars
    When-Issued Securities and Forward Commitment Contracts
    Cash Reserves
    Shares of Other Investment Vehicles
    Borrowing
    Securities Lending

General Information
     Contractowner Inquiries

Financial Highlights

Appendix A
    Description of Short-Term Instruments
    Description of Commercial Paper Ratings
    Description of Corporate Bond Ratings

Series' Investment Objectives and Strategies

Listed below are the investment objectives and principal investment strategies for each of the Series of the SBL Fund (the "Fund"). The Fund's Board of Directors may change a Series' investment objective without shareholder approval. As with any investment, there can be no guarantee that the Series will achieve their investment objectives.

Series A (Equity Series)

FUND FACTS
Objective:	Long-term growth of capital
Benchmark:	S&P 500 Index

INVESTMENT OBJECTIVE

Series A seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Series A pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include American Depositary Receipts ("ADRs") and convertible securities. The Series typically invests in the equity securities of companies whose total market value is $5 billion or greater at the time of purchase.

In choosing equity securities, Security Management Company, LLC (the "Investment Manager") uses a blended approach, investing in growth stocks and value stocks. Growth-oriented stocks are stocks of established companies that typically have a record of consistent earnings growth. The Investment Manager typically chooses larger, growth-oriented companies. The Investment Manager will also invest in value-oriented stocks to attempt to reduce the Series' potential volatility, although there is no guarantee that such stocks will make Series A less volatile. Value-oriented companies are companies that are believed to be undervalued in terms of price or other financial measurements and that are believed to have above average growth potential. In choosing the balance of growth stocks and value stocks, the Investment Manager compares the potential risks and rewards of each category.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to maintain exposure to the equity markets, or to increase returns.

The Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

The Series typically sells a security when the reasons for buying it no longer apply, when the company begins to show deteriorating fundamentals or poor relative performance, or falls short of the Investment Manager's expectations, among other reasons.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Series B (Large Cap Value Series)

FUND FACTS
Objective:	Long-term growth of capital
Benchmark:	S&P Barra Value Index
Sub-Adviser:	The Dreyfus Corporation

INVESTMENT OBJECTIVE

Series B seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Series B pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in large-capitalization companies (those whose total market value is $5 billion or greater at the time of purchase). The Series' stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and U.S. dollar-denominated foreign issuers.

The Investment Manager has chosen The Dreyfus Corporation ("Dreyfus Corporation") to provide investment advisory services to Series B. In choosing stocks, Dreyfus Corporation, primarily invests in value-oriented companies. Value-oriented companies are companies that are believed to be undervalued in terms of price or other financial measurements and that are believed to have above average growth potential. Dreyfus Corporation uses a blend of quantitative analysis and fundamental research to identify stocks that appear favorably priced and that may benefit from the current market and economic environment. Dreyfus Corporation then reviews these stocks for factors that could signal a rise in price, such as:

  New products or markets
  Opportunities for greater market share
  More effective management
  Positive changes in corporate structure or market perception

The Series may invest a portion of its assets in options and futures contracts. These instruments are used primarily to hedge the Series' portfolio, but may be used to increase returns.

The Series typically sells a security when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of Dreyfus Corporation's expectations, among other reasons.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, government bonds or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Series C (Money Market Series)

FUND FACTS
Objective:	As high a level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities
Benchmark:	The iMoneyNet First Tier Retail Money Funds Average

INVESTMENT OBJECTIVE

Series C seeks as high a level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities.

PRINCIPAL INVESTMENT STRATEGIES

Series C pursues its objective by investing in a diversified and liquid portfolio of primarily the highest quality money market instruments, which may include restricted securities as discussed under "Principal Risks." Generally, the Series is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, and the remaining assets may be invested in securities with the second-highest credit rating. The Series is not designed to maintain a constant net asset value of $1.00 per share, and it is possible to lose money by investing in the Series. The Series is subject to certain federal requirements which include the following:

  Maintain an average dollar-weighted portfolio maturity of 90 days or less
  Buy individual securities that have remaining maturities of 13 months or less
  Invest only in high-quality, dollar-denominated, short-term obligations

A Money Market Instrument is a short-term debt instrument issued by banks or other U.S. corporations, or the U.S. government or state or local governments. Money market instruments have maturity dates of 13 months or less and may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed commercial paper and repurchase agreements. See Appendix A for a more complete description of the different money market instruments and credit quality ratings.

The Investment Manager attempts to increase return and manage risk by (1) maintaining an average dollar-weighted portfolio maturity within 10 days of the Series' benchmark, the Money Fund Report published by iMoneyNet, Inc.; (2) selecting securities that mature at regular intervals over the life of the portfolio; (3) purchasing only commercial paper in the top two tiers; and (4) constantly evaluating alternative investment opportunities for diversification without additional risk.

Series D (Global Series)

FUND FACTS
Objective:	Long-term growth of capital
Benchmark:	MSCI World Index
Sub-Adviser:	OppenheimerFunds, Inc.

INVESTMENT OBJECTIVE

Series D seeks long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.

PRINCIPAL INVESTMENT STRATEGIES

Series D pursues its objective by investing, under normal market conditions, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Series primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. While the Series may invest in the United States, there is no limit on its foreign investments. Series D may invest in emerging market countries. Investments in debt securities may be made when market conditions are uncertain.

The Series may also invest a portion of its assets in options, futures contracts, and foreign currencies, which may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets.

The Series may actively trade its investments without regard to the length of time they have been owned by the Series. This active trading will increase the costs the Series incurs.

The Investment Manager has engaged OppenheimerFunds, Inc. ("OppenheimerFunds") to provide investment advisory services to Series D. OppenheimerFunds uses a disciplined thematic approach to choose securities in foreign and U.S. markets. By considering the effect of key worldwide growth trends, OppenheimerFunds focuses on areas they believe offer some of the best opportunities for long-term growth. These trends include: (1) the growth of mass affluence; (2) the development of new technologies; (3) corporate restructuring; and (4) demographics.

The Sub-Adviser currently looks for the following:

  Stocks of small, medium and large growth-oriented companies worldwide
  Companies that stand to benefit from one or more global growth trends
  Businesses with strong competitive positions and high demand for their products or services
  Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities

To lower the risks of foreign investing, such as currency fluctuations, OppenheimerFunds generally diversifies the Series' investments broadly across countries and industries.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Series E (Diversified Income Series)

FUND FACTS
Objective:	Current income with security of principal
Benchmark:	Lehman Brothers Aggregate Bond Index

INVESTMENT OBJECTIVE

Series E seeks to provide current income with security of principal.

PRINCIPAL INVESTMENT STRATEGIES

Series E pursues its objective by investing, under normal market conditions, primarily in a diversified portfolio of investment grade debt securities. The Series expects to maintain a dollar-weighted average duration of 3 to 10 years. The debt securities in which the Series invests will primarily be domestic securities, but may also include dollar denominated foreign securities. To manage risk, the Investment Manager diversifies the Series' holdings among asset classes and individual securities. The asset classes in which the Series invests may include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, U.S. Government securities as well as total return, interest and index swap agreements.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, enhance income, or as a substitute for purchasing or selling securities. The Series may also invest in restricted securities.

Debt securities, which are also called bonds or debt obligations, are like loans. The issuer of the bond, which may be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the principal) on a certain date (the maturity date). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as zero coupon bonds, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), although some bonds' interest rates may adjust periodically based upon a market rate. Payment-In-Kind bonds pay interest in the form of additional securities.

Investment grade securities are debt securities that have been determined by a rating agency or, if unrated, of equivalent quality as determined by the Investment Manager to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Baa, A, Aa or Aaa by Moody's Investors Service.

The Investment Manager uses a "bottom-up" approach in selecting asset classes and securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's management experience, cashflow, position in its market, capital structure, general economic factors and market conditions, as well as world market conditions.

"Bottom-up approach" means that the Investment Manager looks primarily at individual issuers against the context of broader market factors. Some of the factors which the Investment Manager considers when analyzing individual issuers include relative earnings growth, profitability trends, the issuer's financial strength, valuation analysis and strength of management.

To determine the relative value of a security, the Investment Manager compares the credit risk and yield of the security relative to the credit risk and yield of other securities of the same or another asset class. Higher quality securities tend to have lower yields than lower quality securities. Based upon current market conditions, the Investment Manager will consider the relative risks and rewards of various asset classes and securities in selecting securities for the Series.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed (or, if unrated, the Investment Manager believes its credit quality has deteriorated); (3) if the Investment Manager believes diversification of the Series is compromised due to mergers or acquisitions; or (4) to meet redemption requests among other reasons.

Credit quality rating is a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner.

An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, debt obligations consisting of repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Series G (Large Cap Growth Series)

FUND FACTS
Objective:	Long-term growth of capital
Benchmark:	Russell 1000® Growth Index

INVESTMENT OBJECTIVE

Series G seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Series G pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in common stock and other equity securities of large capitalization companies primarily investing in those companies that, in the opinion of the Investment Manager, have long-term capital growth potential. The Investment Manager defines large capitalization companies as those whose total market value is at least $5 billion at the time of purchase. The Series invests primarily in a portfolio of common stocks, which may include ADRs and other securities with common stock characteristics, such as securities convertible into common stocks. The Series is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified series. The Series also may concentrate its investments in a particular industry that represents 20% or more of the Series' benchmark index, the Russell 1000 Growth Index. Concentration means investment of more than 25% of the value of the Series' assets in any one industry. The Series' concentration policy would allow it to overweight an industry relative to the index even if such overweighting resulted in investment of more than 25% of the Series' assets in that industry. Currently, no industry represents 20% or more of the index.

The Investment Manager uses a growth-oriented strategy to choose equity securities, which means that it invests in companies whose earnings are believed to be in a relatively strong growth trend. In identifying companies with favorable growth prospects, the Investment Manager considers factors such as prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength; competitive advantages, including innovative products and services; effective research, product development and marketing; and stable, effective management.

The Series may also invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets.

The Series may invest in a variety of investment vehicles including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position or to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

The Series typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals or poor relative performance.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Series H (Enhanced Index Series)

FUND FACTS
Objective:	Outperformance of the S&P 500 Index through stock selection
Benchmark:	S&P 500 Index
Sub-Adviser:	Northern Trust Investments, Inc.

INVESTMENT OBJECTIVE

Series H seeks to outperform the S&P 500 Index through stock selection resulting in different weightings of common stocks relative to the index.

PRINCIPAL INVESTMENT STRATEGIES

Series H pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of companies in the S&P 500 Index and futures contracts representative of the stocks which make up the index. The S&P 500 Index is a well-known stock market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

The Investment Manager has engaged Northern Trust Investments, Inc. ("NTI") to provide investment advisory services to Series H as a sub-adviser. Using a quantitative discipline, NTI determines whether the Series should (1) overweight - invest more in a particular stock, (2) underweight - invest less in a particular stock, or (3) hold a neutral position in the stock - invest a similar amount in a particular stock, relative to the proportion of the S&P 500 Index that the stock represents. While the majority of issues held by the Series will be similar to those comprising the S&P 500 Index, unlike a S&P 500 index fund, approximately 150 issues will be over- or under-weighted relative to the index. In addition, NTI may determine that certain S&P 500 stocks should not be held by the Series in any amount. NTI believes that its quantitative criteria will result in a portfolio with an overall risk similar to that of the S&P 500 Index.

The Series may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500 Index.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to increase return potential or to maintain exposure to the equity markets.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Series I (International Series)

FUND FACTS
Objective:	Long-term capital appreciation
Benchmark:	MSCI EAFE Index
Sub-Adviser:	Templeton Investment Counsel, LLC

INVESTMENT OBJECTIVE

Series I seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Series I pursues its objective by investing, under normal market conditions, at least 65% of its assets in at least three different countries, other than the United States. The Series will normally invest primarily in equity securities of companies located outside the United States, including emerging market countries. The equity securities in which the Series may invest include common stock, preferred stock, trust or limited partnership interests, rights and warrants and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

The Series may invest a portion of its assets in companies with small market capitalizations (generally companies with market capitalizations of less than $1 billion). The Series may also invest in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give a holder the right to receive securities issued by a foreign or domestic company. The Series, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

The Investment Manager has engaged Templeton Investment Counsel, LLC ("Templeton Investment") to provide investment advisory services to Series I. When choosing equity investments for the Series, Templeton Investment employs a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to Templeton Investment's evaluation of the company's long-term earnings, asset value and cash flow potential. Templeton Investment also considers a company's price/earnings ratio, profit margins and liquidation value. In choosing investments, Templeton Investment will typically visit the issuers of a prospective investment to assess critical factors such as management strength and local conditions. In selecting securities for the Series, Templeton Investment attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth. In addition, the Series may invest in futures contracts, options, options on futures contracts and other derivative strategies.

The Series typically sells a security when the reasons for buying it no longer apply, or when the issuer begins to show deteriorating fundamentals or poor relative performance.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Series J (Mid Cap Growth Series)

FUND FACTS
Objective:	Capital appreciation
Benchmark:	S&P MidCap 400/Barra Growth Index

INVESTMENT OBJECTIVE

Series J seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Series J pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in a diversified portfolio of equity securities that, when purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400 Index. The index currently consists of securities of companies with capitalizations that range from $135 million to $8 billion. Equity securities include common stock, rights, options, warrants and convertible debt securities. Certain securities and other securities in which Series J may invest are restricted securities, which are illiquid.

The Investment Manager selects equity securities that it believes are attractively valued and have significant potential for appreciation. The Series may also invest in ADRs.

The Investment Manager uses a "bottom-up" approach to choose portfolio securities. The Investment Manager identifies the securities of companies that are in the early to middle stages of growth and are valued at a reasonable price. Equity securities considered to have appreciation potential may include securities of smaller and less mature companies which have unique proprietary products or profitable market niches and the potential to grow very rapidly. The Series is therefore subject to the risks associated with investing in small capitalization companies.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets.

The Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

The Series typically sells a stock if its growth prospects diminish, or if better opportunities become available.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Series N (Managed Asset Allocation Series)

FUND FACTS
Objective:	High level of total return
Benchmark:	S&P 500 Index
Sub-Adviser:	T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE

Series N seeks a high level of total return.

PRINCIPAL INVESTMENT STRATEGIES

Series N pursues its objective by normally investing approximately 60% of its total assets in U.S. and foreign common stocks and 40% in fixed-income securities. The mix may vary over shorter time periods where the fixed income portion may range between 30-50% and the equity portion between 50-70%.

The Investment Manager has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price") to provide investment advisory services to the Series as a sub-adviser. T. Rowe Price generally concentrates common stock investments in larger, established companies but may invest in small- and medium-sized companies with good growth prospects. The Series' exposure to smaller companies is not expected to be substantial and will not constitute more than 30% of the equity portion of the Series. Up to 35% of the equity portion of the Series may be invested in foreign (non-dollar-denominated) equity securities. The fixed income portion of the portfolio will be allocated as follows:

Investment Grade Securities	50-100%
High Yield Securities ("Junk Bonds")	0-30%
Foreign (Non-Dollar-Denominated) High Quality Debt Securities	0-30%
Mortgage-Backed Securities	0-30%
Cash Reserves	0-20%

Bonds will be primarily investment-grade and chosen from across the entire government, corporate and mortgage-backed (including derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) bond market. While maturities will vary with T. Rowe Price's view of market conditions, the dollar-weighted average maturity of the fixed income portion as a whole (except for cash reserves) may vary but generally is expected to be in the range of 7-12 years. Maturities will reflect T. Rowe Price's outlook for interest rates. The Series may also invest in foreign stocks and bonds for diversification.

The precise mix of equity and fixed income will depend on T. Rowe Price's outlook for the markets. When deciding upon asset allocations within the prescribed limits, T. Rowe Price may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. Shifts between stocks and bonds will normally be done gradually and T. Rowe Price will not attempt to precisely "time" the market.

Under normal conditions, T. Rowe Price will diversify the Series' foreign investments among at least three different countries.

The Series may use derivative instruments, such as stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the portfolio's exposure to the securities markets. The Series may enter into foreign currency exchange contracts in connection with its foreign investments. To the extent the Series uses these derivative investments, it will be exposed to additional volatility and potential losses.

The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Under adverse or unstable market conditions the Series could invest some or all of its assets in cash reserves, which may include money market instruments and repurchase agreements. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The Series may also invest up to 25% of its total assets in Reserve Investment Fund, an internally managed money market fund of T. Rowe Price. The Reserve Investment Fund may be used to invest the cash reserves of the Series.

In pursuing the Series' investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Series O (Equity Income Series)

FUND FACTS
Objective:	Substantial dividend income and capital appreciation
Benchmark:	S&P 500
Sub-Adviser:	T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE

Series O seeks to provide substantial dividend income and also capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Series O pursues its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

The Investment Manager has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price") to provide investment advisory services to Series O as a sub-adviser. T. Rowe Price typically employs a value-oriented strategy in selecting investments for the Series. T. Rowe Price's research team identifies companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally looks for companies with the following attributes, among others:

  An established operating history
  Above-average dividend yield relative to the S&P 500 Index
  Low price/earnings ratio relative to the S&P 500 Index
  A sound balance sheet and other financial characteristics
  Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

Price/earnings ratio ("P/E") is the price of a stock divided by its earnings per share. The P/E ratio gives investors an idea of how much they are paying for a company's earning power. High P/E stocks are typically young, fast-growing companies. Low P/E stocks tend to be in low-growth or mature industries, in stock groups that have fallen out of favor, or in old, established, blue-chip companies with long records of earnings stability and regular dividends. Generally, low P/E stocks have higher yields than high P/E stocks, which often pay no dividends at all.

While most of the Series' assets will be invested in U.S. common stocks, T. Rowe Price may also invest in other securities, including foreign securities, debt securities, futures and options, in keeping with the Series' objective.

The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Under adverse or unstable market conditions the Series could invest some or all of its assets in cash reserves including money market securities and repurchase agreements. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Series may also invest up to 25% of its total assets in Reserve Investment Fund, an internally managed money market fund of T. Rowe Price. The Reserve Investment Fund may be used to invest the cash reserves of the Series.

In pursuing the Series' investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Series P (High Yield Series)

FUND FACTS
Objective:	High current income and capital appreciation as a secondary objective
Benchmark:	Lehman Brothers High Yield Index

INVESTMENT OBJECTIVE

Series P seeks high current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

Series P pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in a broad range of high-yield, high risk debt securities rated in medium or lower rating categories or determined by the Investment Manager to be of comparable quality ("junk bonds"). The Series will not purchase a debt security, if at the time of purchase, it is rated in default. The debt securities in which the Series invests will primarily be domestic securities, but may also include dollar denominated foreign securities. The Series may also invest in equity securities, including common and preferred stocks, ADRs, exchange-traded real estate investment trusts, warrants, rights, and a variety of investment vehicles that seek to track the composition and performance of a specific index. The Series' dollar-weighted average maturity is generally expected to be between 3 and 15 years.

High yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of BB or lower by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Ba or lower by Moody's Investors Service or have been determined by the Investment Manager to be of comparable quality. These securities are more volatile and normally pay higher yields than investment grade securities.

The Series may also invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, enhance income or as a substitute for purchasing or selling securities. The Series may also invest in restricted securities as described under "Principal Risks."

The Investment Manager uses a "bottom-up" approach in selecting high yield securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's debt service coverage (i.e., its ability to make interest payments on its debt), the issuer's cash flow, general economic factors and market conditions and world market conditions.

To determine the relative value of a security, the Investment Manager compares the security's credit risk and yield to the credit risk and yield of other securities. The Investment Manager is looking for securities that appear to be inexpensive relative to other comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security. The Investment Manager focuses on an issuer's management experience, position in its market, and capital structure in assessing its value. The Investment Manager seeks to diversify the Series' holdings among securities and asset classes.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; or (3) to meet redemption requests, among other reasons.

Under adverse or unstable market conditions the Series could invest some or all of its assets in cash, U.S. government securities, commercial notes or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Series Q (Small Cap Value Series)

FUND FACTS
Objective:	Capital growth
Benchmark:	Russell 2000 Index
Sub-Adviser:	Strong Capital Management, Inc.

INVESTMENT OBJECTIVE

Series Q seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES

Series Q pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in stocks of small-capitalization companies primarily investing in those companies that the Series' sub-adviser, Strong Capital Management, Inc. ("Strong Capital"), believes are undervalued relative to the market based on earnings, cash flow, or asset value.

The Series defines small-capitalization companies as those companies with a market capitalization substantially similar to that of companies in the Russell 2000™ Index at the time of purchase. Strong Capital specifically looks for companies whose stock prices may benefit from a catalyst event, such as a corporate restructuring, a new product or service, or a change in the political, economic, or social environment. The Series may write put and call options. This means that the Series sells an option to another party to either buy a stock from (call) or sell a stock to (put) the Series at a specified price at a specified time.

Strong Capital may sell a stock, under other circumstances, when it believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

The Russell 2000™ Index is a market capitalization weighted U.S. equity index published by Frank Russell Company. The index is a subset of the Russell 3000 Index which measures the performance of the 3,000 largest U.S. companies. The Russell 2000™ Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government). Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time and it could reduce the benefit from any upswing in the market.

Series S (Social Awareness Series)

FUND FACTS
Objective:	Capital appreciation
Benchmark:	Domini Social 400 Index

INVESTMENT OBJECTIVE

Series S seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Series S pursues its objective by investing, under normal market conditions, in a well-diversified portfolio of equity securities that the Investment Manager believes have above-average earnings potential and which meet certain established social criteria. The Series also may invest in companies that are included in the Domini 400 Social IndexSM, which companies will be deemed to comply with the Series' social criteria. The Series typically invests in the common stock of companies whose total market value is $5 billion or greater at the time of purchase.

The Domini 400 Social IndexSM (DSI) is a market capitalization-weighted common stock index. It monitors the performance of 400 U.S. corporations that pass multiple, broad-based social screens. The DSI 400 consists of approximately 250 companies included in the Standard & Poor's 500 Index, approximately 100 additional large companies not included in the S&P but providing industry representation, and approximately 50 additional companies with particularly strong social characteristics. The DSI is maintained by Kinder, Lydenberg, Domini & Co., Inc.

The Investment Manager uses a "bottom-up" approach when selecting growth-oriented and value-oriented stocks. A bottom-up approach means that the Investment Manager primarily analyzes the fundamentals of individual companies rather than focusing on broader market or sector themes. Some of the factors which the Investment Manager looks at when analyzing individual companies include relative earnings growth, profitability trends, the company's financial strength, valuation analysis and strength of management. Growth-Oriented Stocks are stocks of established companies that typically have a record of consistent growth. Value-Oriented Stocks are stocks of companies that are believed to be undervalued in terms of price or other financial measurements and that have above average growth potential.

After identifying potential investments, the Investment Manager determines if the securities meet the Series' established social criteria. The Series does not invest in securities of companies that engage in the production of:

  Nuclear energy
  Alcoholic beverages
  Tobacco products

Additionally, the Series does not invest in companies that significantly engage in:

  The manufacture of weapons
  Practices that have a detrimental effect on the environment
  The gambling industry

The Series seeks to invest in companies that:

  Contribute substantially to the communities in which they operate
  Demonstrate a positive record on employment relations
  Demonstrate substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents
  Take notably positive steps in addressing environmental challenges

The Investment Manager continues to evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Series' social criteria. If the Investment Manager determines that securities held by the Series do not comply with its social criteria, the security is sold within a reasonable time. This requirement may cause the Series to sell the security at a time or price that is not advantageous to the Series.

The Series may also invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to seek increased returns, or to maintain exposure to the equity markets.

Under adverse or unstable market conditions the Series could invest some or all of its assets in cash, U.S. government securities and money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Series T (Technology Series)

FUND FACTS
Objective:	Long-term capital appreciation by investing in the equity securities of technology companies
Benchmark:	Goldman Sachs Technology Index and S&P 500
Sub-Adviser:	Wellington Management Company, LLP

INVESTMENT OBJECTIVE

Series T seeks long-term capital appreciation by investing in the equity securities of technology companies.

PRINCIPAL INVESTMENT STRATEGIES

Series T pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in the equity securities of technology companies. The technology sector consists of companies that are engaged in the development, production, or distribution of technology-related products or services. These include computer software, computer hardware, semiconductors and equipment, communication equipment, and internet and new media companies, among others. The Series is non-diversified as defined in the Investment Company Act of 1940 and expects to hold approximately 30 to 50 positions. The Series will concentrate its investments in industries within the technology sector. The Series may invest up to 40% of its total assets in foreign securities.

The Series may actively trade its investments without regard to the length of time they have been owned by the Series. This is active trading and will increase the costs the Series incurs.

The Investment Manager has engaged Wellington Management Company, LLP ("Wellington Management") to provide advisory services to the Series as a sub-adviser. Wellington Management uses fundamental analysis to choose technology securities in foreign and U.S. markets.

The Series' investment approach is based on analyzing the competitive outlook for the technology sector, identifying those industries likely to benefit from the current and expected future environment, and identifying individual opportunities. Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, trends, existing product evaluations, and new product developments within the technology sector. Fundamental research is focused on direct contact with company management, suppliers, and competitors.

Asset allocation within the Series reflects Wellington Management's opinion of the relative attractiveness of stocks within the industries of the technology sector, near term macroeconomic events that may detract or enhance an industry's attractiveness, and the number of undervalued opportunities in each industry. Opportunities dictate the magnitude and frequency of changes in asset allocation among industries, but some representation typically is maintained in each major industry, including computer software, computer hardware, semiconductors and equipment, communications equipment, and internet and new media.

Stocks considered for purchase typically share the following attributes:

  Anticipated change in operating results
  Unrecognized or undervalued capabilities
  The quality of management indicates that these factors will be converted to shareholder values

Stocks will be considered for sale from the Series when, among other circumstances:

  Target prices are achieved
  Earnings and/or return expectations are marked down due to fundamental changes in the company's operating outlook
  More attractive value in a comparable company is available

The Series may invest in securities denominated in any currency. The Series may invest a portion of its assets in options, futures and forward currency contracts. Generally, these derivative instruments involve the obligation, in the case of futures and forwards, or the right, in the case of options, to purchase or sell financial instruments in the present or at a future date. These derivatives strategies will be used, among other purposes:

  To adjust the portfolio's exposure to a particular currency
  To manage risk
  As a substitute for purchasing or selling securities

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, fixed-income securities, money market securities or repurchase agreements. Although the Series would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

Series V (Mid Cap Value Series)

FUND FACTS
Objective:	Long-term growth of capital
Benchmark:	S&P MidCap 400/Barra Value Index

INVESTMENT OBJECTIVE

Series V seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Series V pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in a diversified portfolio of equity securities that when, purchased, have market capitalizations that are similar to those of companies in the S&P Mid Cap 400 Index.

This index currently consists of securities of companies with market capitalizations that range from $135 million to $8 billion. Equity securities include common stock, rights, options, warrants and convertible debt securities. The Series also may invest in ADRs.

The Investment Manager typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows. Due to the nature of value companies, the securities included in the Series' portfolio typically consist of small- to medium-sized companies. The Series is subject to the risks associated with investing in small capitalization companies.

The Series also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to maintain exposure to the equity markets or to seek increased returns.

The Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Investments in certain investment vehicles and other securities in which Series V may invest are restricted securities, which are illiquid.

The Series may sell a security if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals, among other reasons.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Series W (Main Street Growth and Income® Series)

FUND FACTS
Objective:	High total return (which includes growth in the value of its shares as well as current income) from equity and debt securities
Benchmark:	S&P 500 Index
Sub-Adviser:	OppenheimerFunds, Inc.

INVESTMENT OBJECTIVE

Series W seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

PRINCIPAL INVESTMENT STRATEGIES

Series W pursues its objective by investing mainly in common stocks of U.S. companies, but it can also invest in other equity securities such as preferred stocks and securities convertible into common stocks.

Although the Series does not have any requirements as to the capitalization of issuers in which it invests, the Series' sub-adviser, OppenheimerFunds, Inc. ("OppenheimerFunds"), currently emphasizes the stocks of large-capitalization companies in the portfolio. At times, the Series may increase the relative emphasis of its investments in small-cap and mid-cap stocks. While the Series can buy foreign securities and debt securities such as bonds and notes, currently it does not emphasize those investments. The Series can also use hedging instruments and certain derivative investments.

In selecting securities for purchase or sale by the Series, OppenheimerFunds uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of factors used may change over time and its implementation may vary in particular cases, in general the selection process involves the use of:

  Multi-factor quantitative models: These include a group of "top-down" models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. A group of "bottom up" models helps to rank stocks in a universe typically including 2000 stocks, selecting stocks for relative attractiveness by analyzing fundamental stock and company characteristics.

  Fundamental research: OppenheimerFunds uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

  Judgment: The portfolio is then continuously re-balanced, using all of the tools described above.

Under adverse or unstable market conditions, the Series can invest some or all of its assets in cash, fixed-income securities, money market securities or repurchase agreements. Although the Series would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

Series X (Small Cap Growth Series)

FUND FACTS
Objective:	Long-term growth of capital
Benchmark:	Russell 2000™ Growth Index
Sub-Adviser:	RS Investment Management, L.P.

INVESTMENT OBJECTIVE

Series X seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Series X pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of companies with market capitalizations of $750 million or less at the time of investment, primarily investing in those companies that, in the opinion of the sub-adviser, RS Investment Management, L.P. ("RS Investment Management") have the potential for long-term capital growth. Equity securities include common and preferred stocks, warrants and securities convertible into common or preferred stocks.

The Series may invest the remainder of its assets in securities of companies of any size. The Series may also engage in short sales of securities it expects to decline in price. The Series will likely invest a portion of its assets in technology and internet-related companies.

In selecting investments for the Series, RS Investment Management seeks to invest in companies with sustainable revenue and earnings growth, companies that have a sustainable competitive advantage, superior financial characteristics, and strong management, and companies that are not widely-followed by Wall Street analysts.

The Series may sell a stock when the reasons for buying it no longer apply or when the stock's price fully reflects what RS Investment Management believes to be the company's value, among other reasons.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, fixed-income securities, money market securities or repurchase agreements. Although the Series would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

Series Y (Select 25 Series)

FUND FACTS
Objective:	Long-term growth of capital
Benchmark:	S&P 500 Index

INVESTMENT OBJECTIVE

Series Y seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Series Y pursues its objective by focusing its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings or revenue growth. The Series is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified fund. The Investment Manager selects what it believes to be premier growth companies as the core position for the Series using a "bottom-up" approach in selecting growth stocks. Portfolio holdings will be replaced when one or more of the company's fundamentals have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.

The Series may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Series' portfolio, to maintain exposure to the equity markets or to increase returns.

The Series may also invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index. The Series may use these index-based investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Principal Risks

The following chart summarizes the principal risks applicable to the Series of the Fund. However, the fact that a particular risk is not indicated as a principal risk for a Series does not mean that the Series is prohibited from investing its assets in securities which give rise to that risk. It simply means that the risk is not a principal risk for that Series. For example, the risk of investing in smaller companies is not listed as a principal risk for Series A. This does not mean that Series A is prohibited from investing in smaller companies, only that the risk of smaller companies is not one of the principal risks associated with Series A. The Portfolio Manager(s) for a Series has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Series achieve its investment objective. In seeking to meet its investment objective, a Series' assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Series' investment program.

	A	B	C	D	E	G	H	I	J	N	O	P	Q	S	T	V	W	X	Y
Market Risk	*	*		*		*	*	*	*	*	*		*	*	*	*	*	*	*
Smaller Companies								*	*				*		*	*		*
Value Stocks	*	*						*			*		*	*	*	*
Growth Stocks	*			*		*	*		*	*				*	*		*	*	*
Foreign Securities	*	*		*	*	*		*	*	*	*	*	*	*	*	*	*		*
Emerging Markets				*				*					*		*
Options and Futures	*	*		*	*	*	*	*	*	*	*	*	*	*	*	*	*		*
Active Trading		*		*									*		*		*	*
Interest Rate Risk		*	*		*					*		*
Credit Risk			*		*					*		*
Prepayment Risk			*		*					*		*
Mortgage-Backed Securities					*					*		*
Restricted Securities			*		*			*	*	*	*	*	*		*	*		*
High Yield Securities					*					*		*
Social Investing														*
Focused Investment Strategy															*				*
Non-Diversification						*									*				*
Industry Concentration						*									*
Investment in Investment Vehicles	*					*			*	*	*	*				*			*
Technology Stocks															*			*
Overweighting								*										*

An investment in a Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in a Series will go up and down, which means investors could lose money.

Market Risk - While equity securities have historically been a leading choice of long-term investors, they do fluctuate in price. Their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions.

Smaller Companies - While potentially offering greater opportunities for capital growth than larger, more established companies, the equity securities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable, their share prices tend to be more volatile and their securities often are less liquid than larger, more established companies.

Value Stocks - Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While the Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

Growth Stocks - While potentially offering greater or more rapid capital appreciation potential than value stocks, investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

Foreign Securities - Investing in foreign securities involves additional risks such as currency fluctuations, differences in financial reporting standards, a lack of adequate company information and political instability. The risks may increase in underdeveloped capital markets.

Emerging Markets - All of the risks of investing in foreign securities are heightened by investing in developing countries and emerging market countries. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

An emerging market foreign country consists of all countries determined by the Investment Manager or a sub-adviser to have developing or emerging economies and markets. The definition of "emerging market foreign country" may change over time as a result of developments in national or regional economies and capital markets.

Options and Futures - Options and futures may be used to hedge a Series' portfolio, to increase returns or to gain exposure to a market without buying individual securities. However, there is the risk that such practices sometimes may reduce returns or increase volatility. These practices also entail transactional expenses.

Active Trading - Active trading will increase the costs a Series incurs and as a result, may lower a Series' performance.

Interest Rate Risk - Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series' securities, and share price, to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in a Series, the more a Series' share price will fluctuate in response to interest rate changes.

Credit Risk - It is possible that some issuers of fixed-income securities will not make payments on debt securities held by a Series, or there could be defaults on repurchase agreements held by a Series. The risk may be especially acute with respect to high yield securities (i.e., "junk bonds"). Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Series. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Series to sell.

Prepayment Risk - The issuers of securities held by a Series may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Mortgage-Backed Securities - A Series which invests in mortgage-backed securities will receive payments that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. When a homeowner makes a prepayment, the Series receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

Home mortgage loans are typically grouped together into "pools" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called "Ginnie Maes," "Fannie Maes" and "Freddie Macs."

Restricted Securities - Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

High Yield Securities - Higher yielding, high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds and they tend to be more susceptible to high interest rates and to real or perceived adverse economic and competitive industry conditions.

Social Investing - Social investing may present additional risks to a Series because it will limit the availability of investment opportunities compared to those of similar funds which do not impose such restrictions on investment. In addition, if the Investment Manager determines that securities held by the Series do not comply with its social criteria, the Series must sell the security at a time or price that may not be advantageous to a Series.

Focused Investment Strategy - The typical diversified stock mutual fund might hold between 80 and 120 stocks in its portfolio. A Series which focuses its investments in a smaller number of stocks may be more volatile than the typical diversified stock fund, because a change in the market value of a single security may have a greater impact on a Series' net asset value and total return.

Non-Diversification - A non-diversified Series may hold larger positions in a smaller number of securities than a diversified Series. As a result, a change in the market value of a single security may have a greater impact on a Series' net asset value and total return. A non-diversified Series is expected to be more volatile than a diversified Series.

Industry Concentration - A Series is subject to industry concentration risk when it concentrates investments in industry or sector-specific stocks. Industry concentration risk is the risk that the Series' return could be hurt significantly by problems affecting a particular industry or sector. A sector fund concentrates its investments in a particular industry or group of related industries and its performance may significantly increase or decrease due to developments in that sector.

Investment in Investment Companies - Investment in other investment companies or investment vehicles, may include index-based investments such as SPDRs (based on the S&P 500), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index), Nasdaq-100 Index Tracking Stocks (based on the Nasdaq-100 Index) and DIAMONDS (based on the Dow Jones Industrial Average). To the extent a Series invests in other investment companies or investment vehicles, it will incur its pro rata share of the underlying investment companies' or vehicles' expenses. In addition, a Series may be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

Technology Stocks - Companies in the rapidly changing field of technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is therefore likely to be much more volatile than one with broader diversification that includes investments across industries and sectors.

The level of risk will be increased to the extent that the Series has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

Overweighting - Overweighting investments in certain sectors or industries of the stock market increases the risk that a Series will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

Additional Information - For more information about the Series' investment program, including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of the prospectus and the Statement of Additional Information.

Past Performance

The charts and tables on the following pages provide some indication of the risks of investing in the Series by showing changes in each Series' performance from year to year and by showing how the Series' average annual total returns have compared to those of broad measures of market performance. Fee waivers and/or expense reimbursements for Series P, V and X during certain time periods reduced the expenses of those Series and in the absence of such waivers and/or reimbursements, the performance quoted would be reduced. The performance figures on the following pages do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased and, if such fees and expenses were reflected, the performance figures would be lower. Shares of the Series are available only through the purchase of such products. In addition, some Series make a comparison to an index that more closely reflects the securities in which that Series invests than does a broad market index. As with all mutual funds, past performance is not a prediction of future results.

Series A (Equity Series)

Highest and Lowest Returns (Quarterly 1993-2002
Highest Quarter
Q4 ended December 31, 1998	20.4%
Lowest Quarter
Q3 ended September 30, 2002	-15.7%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
13.7%	-1.7%	36.8%	22.7%	28.7%	25.4%	8.1%	-12.8%	-11.4%	-24.1%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	10 Years
Series A	-24.1%	-4.5%	6.8%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[1]	-22.1%	-0.7%	9.3%
1 The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy.

Series B (Large Cap Value Series)

Highest and Lowest Returns (Quarterly 1993-2002
Highest Quarter
Q2 ended June 30, 1997	14.5%
Lowest Quarter
Q3 ended September 30, 2002	19.3%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
9.6%	-3.0%	30.1%	18.3%	26.5%	7.9%	1.5%	-6.8%	-5.6%	-24.1%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	10 Years
Series B	-24.1%	-6.1%	4.2%
S&P 500/Barra Value Index[1]	-20.9%	-0.9%	9.4%
The Dreyfus Corporation was engaged to provide investment advisory services to Series B effective January 2, 2001.

1 The S&P 500/Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.

Series C (Money Market Series)

Highest and Lowest Returns (Quarterly 1993-2002
Highest Quarter
Q3 ended September 30, 2000	1.6%
Lowest Quarter
Q3 ended September 30, 2002	0.3%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
2.6%	3.7%	5.4%	5.1%	5.2%	5.1%	4.6%	6.0%	3.8%	1.2%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	10 Years
Series C1	1.2%	4.1%	4.3%
1 The Series' seven-day yield for the period ended December 31, 2002 was 1.1%.

Series D (Global Series)

Highest and Lowest Returns (Quarterly 1993-2002
Highest Quarter
Q4 ended December 31, 1999	34.9%
Lowest Quarter
Q3 ended September 30, 2002	-18.2%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
31.6%	2.7%	10.9%	17.5%	6.5%	20.1%	53.7%	3.5%	-12.3%	-22.7%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	10 Years
Series D	-22.7%	5.3%	9.3%
MSCI World Index (reflects no deduction for fees, expenses or taxes)[1]	-19.9%	-2.1%	6.3%
OppenheimerFunds, Inc. was engaged to provide investment advisory services to Series D effective November 1, 1998.

1 The MSCI World Index is a capitalization-weighted index that is designed to measure global developed market equity performance.

Series E (Diversified Income Series)

Highest and Lowest Returns (Quarterly 1993-2002
Highest Quarter
Q1 ended March 31, 1993	5.9%
Lowest Quarter
Q1 ended March 31, 1994	-4.6%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
12.6%	-6.9%	18.6%	-0.7%	10.0%	8.0%	-3.8%	8.6%	7.2%	9.3%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	10 Years
Series E	9.3%	5.7%	6.0%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[1]	10.3%	7.6%	7.5%
1 The Lehman Brothers Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset backed, commercial mortgage backed and mortgage backed securities and Yankee issues.

Series G (Large Cap Growth Series)

Highest and Lowest Returns (Quarterly 2001-2002
Highest Quarter
Q4 ended December 31, 2001	12.9%
Lowest Quarter
Q2 ended June 30, 2002	-17.4%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

2001	2002
-15.4%	-27.1%

Average Annual Total Returns (through December 31, 2002)
	1 Year	Since Inception[1]
Series G	-27.1%	-23.3%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[2]	-27.9%	-26.7%
S&P 500/Barra Growth Index (reflects no deduction for fees, expenses or taxes)[3]	-23.6%	-21.5%
1  For the period beginning May 1, 2000 (date of inception) to December 31, 2002.

2  As of May 1, 2003, the Series began comparing itself to the Russell 1000® Growth Index as it more closely reflects the types of investments made by the Series. The Russell 1000® Growth Index is a capitalization-weighted index which includes stocks incorporated in the United States and its territories and measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

3 The Series formerly compared its performance to that of the S&P 500/Barra Growth Index, which is a capitalization weighted index of all stocks in the S&P 500 Index that have high price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P 500/Barra Growth Index.

Series H (Enhanced Index Series)

Highest and Lowest Returns (Quarterly 2000-2002
Highest Quarter
Q4 ended December 31, 2001	10.5%
Lowest Quarter
Q3 ended September 30, 2002	-17.4%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

2000	2001	2002
-10.2%	-13.0%	-23.0%

Average Annual Total Returns (through December 31, 2002)
	1 Year	Since Inception[1]
Series H	-23.0%	-10.1%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2]	-22.1%	-9.5%
Northern Trust Investments, Inc. was engaged to provide investment advisory services to Series H effective May 1, 2003.

1  For the period beginning April 30, 1999 (date of inception) to December 31, 2002.

2 The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy.

Series I (International Series)

Highest and Lowest Returns (Quarterly 2000-2002
Highest Quarter
Q4 ended December 31, 2001	6.7%
Lowest Quarter
Q3 ended September 30, 2002	-22.6%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

2000	2001	2002
-20.4%	-24.4%	-20.6%

Average Annual Total Returns (through December 31, 2002)
	1 Year	Since Inception[1]
Series I	-20.6%	-12.2%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)[2]	-15.9%	-9.9%
Templeton Investment Counsel, LLC was engaged to provide investment advisory services to Series I effective September 3, 2002.

1  For the period beginning April 30, 1999 (date of inception) to December 31, 2002.

2 The MSCI EAFE Index is a capitalization weighted index designed to measure developed market equity performance, excluding the United States and Canada. Investments in these foreign securities are subject to additional risks including currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments.

Series J (Mid Cap Growth Series)

Highest and Lowest Returns (Quarterly 1993-2002
Highest Quarter
Q4 ended December 31, 1999	38.8%
Lowest Quarter
Q3 ended September 30, 2001	-28.9%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
13.6%	-5.1%	19.5%	18.0%	20.0%	18.0%	61.9%	16.8%	-14.9%	-29.5%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	10 Years
Series J	-29.5%	6.0%	9.3%
S&P MidCap 400/Barra Growth Index (reflects no deduction for fees, expenses or taxes)[1]	-19.2%	7.1%	11.3%
1 The S&P MidCap 400/Barra Growth Index is created by Standard & Poor's and Barra by dividing the S&P MidCap 400 Index equally between growth and value based upon a price to book value calculation. The S&P MidCap 400 Index is so rebalanced twice per year.

Series N (Managed Asset Allocation Series)

Highest and Lowest Returns (Quarterly 1996-2002
Highest Quarter
Q4 ended December 31, 1998	11.5%
Lowest Quarter
Q3 ended September 30, 2002	-10.2%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1996	1997	1998	1999	2000	2001	2002
12.8%	18.4%	18.4%	9.7%	-0.9%	-5.1%	-9.6%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	Since Inception[1]
Series N	-9.6%	2.0%	6.3%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2]	-22.1%	0.7%	8.6%
Blended Index (reflects no deduction for fees, expenses or taxes)[3]	-9.2%	-2.7%	8.2%
1  For the period beginning June 1, 1995 (date of inception) to December 31, 2002.

2  The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy.

3 The Blended Index consists of 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset backed, commercial mortgage backed and mortgage backed securities and Yankee issues.

Series O (Equity Income Series)

Highest and Lowest Returns (Quarterly 1996-2002
Highest Quarter
Q2 ended June 30, 1999	13.0%
Lowest Quarter
Q3 ended September 30, 2002	-17.5%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1996	1997	1998	1999	2000	2001	2002
20.0%	28.4%	9.0%	3.1%	12.9%	1.3%	-13.4%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	Since Inception[1]
Series O	-13.4%	2.2%	9.6%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2]	-22.1%	-0.7%	8.6%
1  For the period beginning June 1, 1995 (date of inception) to December 31, 2002.

2 The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy.

Series P (High Yield Series)

Highest and Lowest Returns (Quarterly 1997-2002
Highest Quarter
Q4 ended December 31, 2001	7.1%
Lowest Quarter
Q3 ended September 30, 2001	-5.1%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1997	1998	1999	2000	2001	2002
13.4%	5.8%	1.3%	-1.5%	4.4%	0.4%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	Since Inception[1]
Series P	0.4%	2.1%	4.6%
Lehman Brothers High Yield Index (reflects no deduction for fees, expenses or taxes)[2]	-1.4%	0.4%	3.3%[3]
1  For the period beginning August 5, 1996 (date of inception) to December 31, 2002.

2  The Lehman Brothers High Yield is an unmanaged index that tracks below investment grade bonds.

3 Index performance is only available to the Series at the beginning of each month. The Lehman Brothers High Yield Index is for the period August 1, 1996 to December 31, 2002.

Series Q (Small Cap Value Series)

Highest and Lowest Returns (Quarterly 2001-2002
Highest Quarter
Q4 ended December 31, 2001	17.5%
Lowest Quarter
Q3 ended September 30, 2002	-19.2%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

2001	2002
22.2%	-7.0%

Average Annual Total Returns (through December 31, 2002)
	1 Year	Since Inception[1]
Series Q	-7.0%	7.8%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)[2]	-20.5%	-8.7%
1  For the period beginning May 1, 2000 (date of inception) to December 31, 2002.

2 The Russell 2000 Index is a capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Series S (Social Awareness Series)

Highest and Lowest Returns (Quarterly 1993-2002
Highest Quarter
Q4 ended December 31, 1998	24.8%
Lowest Quarter
Q3 ended September 30, 2001	-16.5%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
11.9%	-3.7%	27.7%	18.8%	22.7%	31.4%	17.2%	-12.9%	-13.1%	-21.9%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	10 Years
Series S	-21.9%	-1.9%	6.2%
Domini Social 400 Index (reflects no deduction for fees, expenses or taxes)[1]	-20.1%	0.2%	10.0%
1 The Domini SocialSM 400 Index, modeled on the S&P 500, is a socially screened, capitalization weighted index of 400 common stocks.

Series T (Technology Series)

Highest and Lowest Returns (Quarterly 2001-2002
Highest Quarter
Q4 ended December 31, 2001	40.5%
Lowest Quarter
Q3 ended September 30, 2001	-38.9%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

2001	2002
-24.1%	-37.6%

Average Annual Total Returns (through December 31, 2002)
	1 Year	Since Inception[1]
Series T	-37.6%	-37.1%
Goldman Sachs Technology Index (reflects no deduction for fees, expenses or taxes)[2]	-40.3%	-40.3%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[3]	-22.1%	-16.0%
1  For the period beginning May 1, 2000 (date of inception) to December 31, 2002.

2  The Goldman Sachs Technology Index is a widely recognized, unmanaged index of technology stocks.

3 The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy.

Series V (Mid Cap Value Series)

Highest and Lowest Returns (Quarterly 1998-2002
Highest Quarter
Q2 ended June 30, 1999	21.9%
Lowest Quarter
Q3 ended September 30, 2002	-22.8%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1998	1999	2000	2001	2002
16.6%	18.9%	33.8%	11.1%	-14.1%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	Since Inception[1]
Series V	-14.1%	12.1%	16.0%
S&P MidCap 400/Barra Value Index (reflects no deduction for fees, expenses or taxes)[2]	-10.1%	5.7%	10.2%
1  For the period beginning May 1, 1997 (date of inception) to December 31, 2002.

2 The S&P MidCap 400/Barra Value Index is a capitalization-weighted index of all the stocks on the S&P 400 Index that have high price-to-book ratios.

Series W (Main Street Growth and Income® Series)

Highest and Lowest Returns (Quarterly 2001-2002
Highest Quarter
Q4 ended December 31, 2001	7.4%
Lowest Quarter
Q3 ended September 30, 2002	-16.4%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

2001	2002
-10.0%	-19.3%

Average Annual Total Returns (through December 31, 2002)
	1 Year	Since Inception[1]
Series W	-19.3%	-14.6%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2]	-22.1%	-16.0%
1  For the period beginning May 1, 2000 (date of inception) to December 31, 2002.

2 The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy.

Series X (Small Cap Growth Series)

Highest and Lowest Returns (Quarterly 1998-2002
Highest Quarter
Q4 ended December 31, 1999	51.3%
Lowest Quarter
Q1 ended March 31, 2001	-26.8%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1998	1999	2000	2001	2002
11.5%	87.2%	-8.7%	-27.9%	-26.5%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	Since Inception[1]
Series X	-26.5%	0.2%	-0.6%
Russell 2000TM Growth Index[3]	-30.3%	-6.6%	-7.8%[2]
1  For the period beginning October 15, 1997 (date of inception) to December 31, 2002.

2  Index performance is only available to the Series at the beginning of each month. The Russell 2000 Growth Index is for the period October 1, 1997 to December 31, 2002.

3 The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Series Y (Select 25 Series)

Highest and Lowest Returns (Quarterly 2000-2002
Highest Quarter
Q4 ended December 31, 2001	21.6%
Lowest Quarter
Q2 ended June 30, 2002	-18.8%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

2000	2001	2002
-16.1%	-9.9%	-26.6%

Average Annual Total Returns (through December 31, 2002)
	1 Year	Since Inception[1]
Series Y	-26.6%	-9.8%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2]	-22.1%	-9.5%
1  For the period beginning April 30, 1999 (date of inception) to December 31, 2002.

2 The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy.

Fees and Expenses of the Series

ANNUAL OPERATING EXPENSES

The table below reflects expenses that are deducted from Series assets. The table below does not reflect the fees and expenses of the variable insurance product through which shares of the Series are purchased.

SERIES A (EQUITY)
Advisory fee	0.75%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	0.07%
Total annual operating expenses	0.82%
SERIES B (LARGE CAP VALUE)
Advisory fee	0.75%
Brokerage Plan Distribution (12b-1) fees[1]	0.09%
Other expenses	0.07%
Total annual operating expenses	0.91%
SERIES C (MONEY MARKET)
Advisory fee	0.50%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	0.08%
Total annual operating expenses	0.58%
SERIES D (GLOBAL)
Advisory fee	1.00%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	0.23%
Total annual operating expenses	1.23%
SERIES E (DIVERSIFIED INCOME)
Advisory fee	0.75%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	0.08%
Total annual operating expenses	0.83%
SERIES G (LARGE CAP GROWTH)
Advisory fee	1.00%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	0.21%
Total annual operating expenses	1.21%
SERIES H (ENHANCED INDEX)
Advisory fee	0.75%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	0.24%
Total annual operating expenses	0.99%
SERIES I (INTERNATIONAL)
Advisory fee	1.10%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	1.01%
Total annual operating expenses	2.11%
SERIES J (MID CAP GROWTH)
Advisory fee	0.75%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	0.08%
Total annual operating expenses	0.83%
SERIES N (MANAGED ASSET ALLOCATION)
Advisory fee	1.00%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	0.26%
Total annual operating expenses	1.26%
SERIES O (EQUITY INCOME)
Advisory fee	1.00%
Brokerage Plan Distribution (12b-1) fees[1]	0.01%
Other expenses	0.08%
Total annual operating expenses	1.09%
SERIES P (HIGH YIELD)
Advisory fee	0.75%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	0.13%
Total annual operating expenses	0.88%
SERIES Q (SMALL CAP VALUE)
Advisory fee	1.00%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	0.22%
Total annual operating expenses	1.22%
SERIES S (SOCIAL AWARENESS)
Advisory fee	0.75%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	0.08%
Total annual operating expenses	0.83%
SERIES T (TECHNOLOGY)
Advisory fee	1.00%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	0.62%
Total annual operating expenses	1.62%
SERIES V (MID CAP VALUE)
Advisory fee	0.75%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	0.09%
Total annual operating expenses	0.84%
SERIES W (MAIN STREET GROWTH AND INCOME®)
Advisory fee	1.00%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	0.24%
Total annual operating expenses	1.24%
SERIES X (SMALL CAP GROWTH)
Advisory fee	1.00%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	0.15%
Total annual operating expenses	1.15%
SERIES Y (SELECT 25)
Advisory fee	0.75%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	0.14%
Total annual operating expenses	0.89%
1 Amounts included as distribution expenses under this caption are the amounts received by the Fund's distributor under the Brokerage Enhancement Plan in the last fiscal year in connection with the purchase and sale of securities held by the Series.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The example assumes that you invested $10,000 in a Series for the time periods indicated and redeemed your shares at the end of each period. It also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

	1 Year	3 Years	5 Years	10 Years
Series A (Equity)	$ 84	$262	$455	$1,014
Series B (Large Cap Value)	93	290	504	1,120
Series C (Money Market)	59	186	324	726
Series D (Global)	125	390	676	1,489
Series E (Diversified Income)	85	265	460	1,025
Series G (Large Cap Growth)	123	384	665	1,466
Series H (Enhanced Index)	101	315	547	1,213
Series I (International)	214	661	1,134	2,441
Series J (Mid Cap Growth)	85	265	460	1,025
Series N (Managed Asset Allocation)	128	400	692	1,523
Series O (Equity Income)	111	347	601	1,329
Series P (High Yield)	90	281	488	1,084
Series Q (Small Cap Value)	124	387	670	1,477
Series S (Social Awareness)	85	265	460	1,025
Series T (Technology)	165	511	881	1,922
Series V (Mid Cap Value)	86	268	466	1,037
Series W (Main Street Growth and Income®	126	393	681	1,500
Series X (Small Cap Growth)	117	365	633	1,398
Series Y (Select 25)	91	284	493	1,096

Investment Manager

Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser to the Series. On December 31, 2002, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $4.3 billion.

Management Fees - The following chart shows the investment management fees paid by each Series during the last fiscal year, except as otherwise indicated. For Series for which the Investment Manager has retained a sub-adviser, the Investment Manager, and not the Series is responsible for payment of sub-advisory fees.

The Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Series to a specified level. The Investment Manager also may reimburse expenses of a Series from time to time to help maintain competitive expense ratios. These arrangements are voluntary, in which case they may be terminated at any time. The fees without waivers or reimbursements are shown in the fee table on page 40.

Management Fees (expressed as a percentage of average net assets)
Series A	0.75%	Series O	1.00%
Series B	0.75%	Series P	0.75%
Series C	0.50%	Series Q	1.00%
Series D	1.00%	Series S	0.75%
Series E	0.75%	Series T	1.00%
Series G	1.00%	Series V	0.75%
Series H	0.75%	Series W	1.00%
Series I	1.10%	Series X	1.00%
Series J	0.75%	Series Y	0.75%
Series N	1.00%

Portfolio Managers - The Portfolio Managers of the Investment Manager oversee the day-to-day operations of the following Series.

SERIES A (EQUITY SERIES) AND SERIES Y (SELECT 25 SERIES)

Terry A. Milberger, Senior Vice President and Senior Portfolio Manager of the Investment Manager, has managed Series A (Equity Series) since 1989. He has been the manager of Series Y (Select 25 Series) since its inception in May 1999. Mr. Milberger has more than 25 years of investment experience. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager of the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension fund assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and a M.B.A. from the University of Kansas and is a Chartered Financial Analyst charterholder.

SERIES E (DIVERSIFIED INCOME SERIES)

Christopher L. Phalen, Assistant Vice President and Portfolio Manager of the Investment Manager, has co-managed Series E (Diversified Income Series) since May 2000. Prior to joining the Investment Manager in 1997, he was with Sprint PCS as a pricing analyst. Prior to joining Sprint PCS in 1997, Mr. Phalen was employed by Security Benefit Group. Mr. Phalen graduated from the University of Kansas with a bachelor of business administration and accounting degree. Mr. Phalen is a Chartered Financial Analyst charterholder with five years of investment experience.

SERIES E (DIVERSIFIED INCOME SERIES)

Steven M. Bowser, Vice President and Senior Portfolio Manager of the Investment Manager, has managed Series E (Diversified Income Series) since June 1997. Mr. Bowser joined the Investment Manager in 1992. From 1989 to 1992, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a bachelor of science degree from Kansas State University in 1982. He is a Chartered Financial Analyst charterholder.

SERIES G (LARGE CAP GROWTH SERIES)

Mark Mitchell, Vice President and Portfolio Manager of the Investment Manager, has managed the Series G (Large Cap Growth Series) and Series S (Social Awareness Series) since joining the Investment Manager in September 2002. Prior to joining the Investment Manager, Mr. Mitchell had worked for GE Asset Management since July 1997 as a technology sector portfolio manager. Mr. Mitchell holds a bachelor of science degree from the University of Nebraska, with an emphasis in finance. He is a Chartered Financial Analyst charterholder.

SERIES J (MID CAP GROWTH SERIES) AND SERIES V (MID CAP VALUE SERIES)

James P. Schier, Vice President and Senior Portfolio Manager of the Investment Manager, has managed Series J (Mid Cap Growth Series) since January 1998 and Series V (Mid Cap Value Series) since its inception in 1997. He has 20 years experience in the investment field and is a Chartered Financial Analyst charterholder. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a bachelor of business degree from the University of Notre Dame and a M.B.A. from Washington University.

SERIES P (HIGH YIELD SERIES)

David G. Toussaint, Assistant Vice President and Portfolio Manager of the Investment Manager, has managed Series P (High Yield Series) since April 2000. Mr. Toussaint has 12 years of investment experience and is a Chartered Financial Analyst charterholder. In addition, Mr. Toussaint holds a CPA certificate. Prior to joining the Investment Manager in 2000, he was with Allstate Insurance Company as an investment analyst and served in various managerial positions in their investment operations group. Mr. Toussaint earned a bachelor of arts degree in Economics from the University of Illinois, a master of science degree in Accountancy from DePaul University and a M.B.A. from the University of Chicago.

Sub-Advisers

The Investment Manager and the Series have received from the U.S. Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of the Fund's Board of Directors, but without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Series to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to those Series which use a sub-adviser:

  Performing initial due diligence on prospective sub-advisers for the Series
  Monitoring the performance of the sub-advisers
  Communicating performance expectations to the sub-advisers
  Ultimately recommending to the Board of Directors whether a sub-adviser's contract should be renewed, modified or terminated

The Investment Manager does not expect to recommend frequent changes of sub-advisers. Although the Investment Manager will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Series will obtain favorable results at any given time.

The Investment Manager has engaged The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, to provide investment advisory services to Series B. Founded in 1947, as of December 31, 2002, The Dreyfus Corporation managed approximately $183 billion in 202 mutual fund portfolios.

The Investment Manager has engaged OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York 10018, to provide investment advisory services to Series D and Series W. OppenheimerFunds, Inc. has operated as an investment adviser since January 1960. Oppenheimer and its subsidiaries and controlled affiliates managed more than $120 billion in assets as of December 31, 2002, including other Oppenheimer funds with more than 7 million shareholder accounts.

The Investment Manager has engaged Northern Trust Investments, Inc. ("NTI"), 50 La Salle Street, Chicago, Illinois 60675, to provide investment advisory services to Series H. NTI is a wholly-owned subsidiary of The Northern Trust Company and primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2002, NTI had approximately $133.5 billion in assets under management.

The Northern Trust Company is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors.

The Investment Manager has engaged Templeton Investment Counsel, LLC, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, to provide investment advisory services to Series I. Templeton, together with its affiliates, as of December 31, 2002, managed over $257 billion in assets.

The Investment Manager has engaged Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, to provide investment advisory services to Series Q. Strong was established in 1974 and as of December 31, 2002, managed over $39 billion in assets.

The Investment Manager has engaged RS Investment Management, L.P., 388 Market Street, San Francisco, California 94111, to provide investment advisory services to Series X. RS Investments was established in 1993 and as of December 31, 2002, managed over $4 billion in assets.

The Investment Manager has engaged Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109 to provide investment advisory services to Series T.

Wellington Management is a limited liability partnership which traces its origins to 1928. As of December 31, 2002, Wellington Management managed over $303 billion in assets on behalf of investment companies, employee benefit plans, endowments, foundations and other institutions.

The Investment Manager has engaged T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 to provide investment advisory services to Series N and Series O. T. Rowe Price Associates, Inc. is a wholly-owned subsidiary of T. Rowe Price Group, Inc., which was formed in 2000 as a holding company for the T. Rowe Price affiliated companies. T. Rowe Price was founded in 1937. As of December 31, 2002, T. Rowe Price and its affiliates managed approximately $141 billion in investments for approximately 8 million individual and institutional accounts.

Portfolio Managers - The Portfolio Managers of the Sub-Advisers oversee the day-to-day operations of the following Series:

SERIES B (LARGE CAP VALUE SERIES)

Valerie J. Sill was named the portfolio manager of Series B (Large Cap Value Series) in July 2001. Ms. Sill has been a portfolio manager for Dreyfus since 1996. She is also executive vice president of The Boston Company Asset Management, Inc. (TBCAM), an affiliate of Dreyfus and is a member of the equity policy group of TBCAM. She previously served as director of equity research and as an equity research analyst for TBCAM. Currently, she is the Chairperson of the Equity Policy Group at TBCAM. Ms. Sill is a graduate of Wellesley College and received her M.B.A. from Harvard Business School. She is a Chartered Financial Analyst charterholder.

SERIES D (GLOBAL SERIES)

William L. Wilby, Senior Vice President and Director of International Equities of OppenheimerFunds, has been the manager of Series D (Global Series) since November 1998. Prior to joining Oppenheimer in 1991, he was an international investment strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, Mr. Wilby was a managing director and portfolio manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an international pension manager. Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago. Mr. Wilby is a graduate of the United States Military Academy and holds a M.A. and a Ph.D. in International Monetary Economics from the University of Colorado. He is a Chartered Financial Analyst charterholder.

SERIES H (ENHANCED INDEX SERIES)

Patrick Cannon, Senior Vice President of NTI and Managing Director of the U.S. index management group of Northern Trust Global Investments, has been co-manager of Series H (Enhanced Index Series) since May 2003. Prior to joining NTI in 2003, he was head of U.S. equity index management for Deutsche Asset Management, Inc. He joined Deutsche in 2000 after ten years in various management, trading and strategic positions at Barclays Global Investors. Mr. Cannon has a bachelor's degree in Mathematics from the University of Newcastle, Australia.

Peter Kuntz, Senior Vice President of NTI and Managing Director of the international index management group of Northern Trust Global Investments, has been co-manager of Series H (Enhanced Index Series) since May 2003. Previously, he was head of international equity index funds for Deutsche Asset Management, Inc. He joined Deutsche in 1980. Mr. Kuntz has a bachelor's degree from Rutgers College and a MBA from New York University.

SERIES I (INTERNATIONAL SERIES)

Antonio T. Docal, Vice President of Templeton has been manager of Series I (International Series) since September 2002. Prior to joining Templeton in 2001, Mr. Docal was vice president and director at Evergreen Funds. Mr. Docal holds a M.B.A. degree from the Sloan School of Management at the Massachusetts Institute of Technology and a B.A. degree from Trinity College in Connecticut. Mr. Docal is also a Chartered Financial Analyst charterholder.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

Edmund M. Notzon, Managing Director of T. Rowe Price Group and a Senior Portfolio Manager in the firm's Taxable Bond Department, has managed Series N (Managed Asset Allocation Series) since its inception in 1995. He joined T. Rowe Price in 1989 and has been managing investments since 1991. Prior to joining T. Rowe Price, Mr. Notzon was Director of the Analysis and Evaluation Division at the U.S. Environmental Protection Agency.

SERIES O (EQUITY INCOME SERIES)

Brian C. Rogers, Director and Managing Director of T. Rowe Price Group, and Portfolio Manager for T. Rowe Price, has managed Series O (Equity Income Series) since its inception in 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

SERIES Q (SMALL CAP VALUE SERIES)

I. Charles Rinaldi, portfolio manager at Strong, has been the manager of Series Q (Small Cap Value Series) since its inception in May 2000. He has over 25 years of investment experience. He joined Strong in December 1997. Prior to joining Strong, Mr. Rinaldi was employed by Mutual of America Capital Management Corporation (MOA) as a Vice President from November 1989 to January 1994 and as a Senior Vice President from January 1994 to November 1997. Mr. Rinaldi received his bachelors in Science from St. Michael's College in 1965 and his Masters of Business Administration in Finance from Babson College in 1970.

SERIES T (TECHNOLOGY SERIES)

Wellington Management Company's Global Technology Team has managed Series T (Technology Series) since its inception in May 2000. The Global Technology Team is comprised of a group of global industry analysts who focus on various sub-sectors of the Technology industry. The Global Technology Team is supported by a significant number of specialized fundamental, quantitative and technical analysts and macro-economic analysts and traders.

SERIES W (MAIN STREET GROWTH AND INCOME® SERIES)

Charles Albers, Senior Vice President at OppenheimerFunds, has co-managed Series W (Main Street Growth and Income® Series) since its inception in May 2000. Prior to joining OppenheimerFunds in 1998, Mr. Albers was with the investment management subsidiary of The Guardian Life Insurance Company. Mr. Albers holds a bachelor of arts from Kenyon College and a M.B.A. degree from Columbia University. He is a Chartered Financial Analyst charterholder.

Nikolaos D. Monoyios, Vice President at OppenheimerFunds, has co-managed Series W (Main Street Growth and Income® Series) since its inception in May 2000. Prior to joining OppenheimerFunds in 1998, Mr. Monoyios was with the investment management subsidiary of The Guardian Life Insurance Company. Mr. Monoyios holds a bachelor of arts in economics from Princeton University and a M.B.A. degree from Columbia University. He is a Chartered Financial Analyst charterholder.

Mark Zavanelli, Associate Portfolio Manager at OppenheimerFunds, has co-managed Series W (Main Street Growth and Income® Series) since its inception in May 2000. Prior to joining OppenheimerFunds in 1998, Mr. Zavanelli was President of Waterside Capital Management, a registered investment advisor (from August 1995) and a financial research analyst for Elder Research (from June 1997). Mr. Zavanelli holds a bachelor of science from the Wharton School, University of Pennsylvania. He is a Chartered Financial Analyst charterholder.

SERIES X (SMALL CAP GROWTH SERIES)

William J. Wolfenden III has been manager of Series X (Small Cap Growth Series) since September 2002 and has been with RS Investments since April 2001. Prior to that, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994. He holds a B.A. from Southern Methodist University and a M.B.A. from Vanderbilt University.

Purchase and Redemption of Shares

Security Benefit Life Insurance Company and its affiliated life insurance company purchase shares of the Series for their variable annuity and variable life insurance separate accounts. The companies buy and sell shares of the Series at the net asset value per share (NAV) next determined after it submits the order to buy or sell. Each Series reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. A Series' NAV is generally calculated as of the close of trading on every day the NYSE is open.

The Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

Brokerage Enhancement Plan

The Fund has adopted, in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Brokerage Enhancement Plan (the "Plan"). The Plan uses available brokerage commissions to promote the sale and distribution of Fund shares (through the sale of variable insurance products funded by the Fund).

Under the Plan, the Fund may direct the Investment Manager or a sub-adviser to use certain broker-dealers for securities transactions. (The duty to seek best execution still applies to these transactions.) These are broker-dealers that have agreed either (1) to pay a portion of their commission from the sale and purchase of securities to the Distributor or other introducing brokers ("Brokerage Payments"), or (2) to provide brokerage credits, benefits or services ("Brokerage Credits"). The Distributor will use all Brokerage Payments and Credits (other than a minimal amount to defray its legal and administrative costs) to finance activities that are meant to result in the sale of the Fund's shares, including:

  Holding or participating in seminars and sales meetings promoting the sale of the Fund's shares
  Paying marketing fees requested by broker-dealers who sell the Fund
  Training sales personnel
  Creating and mailing advertising and sales literature
  Financing any other activity that is intended to result in the sale of the Fund's shares

The Plan permits the Brokerage Payments and Credits generated by securities transactions from one Series of the Fund to inure to the benefit of other Series as well. The Plan is not expected to increase the brokerage costs of the Fund. For more information about the Plan, please read the "Brokerage Enhancement Plan" section of the Statement of Additional Information.

Distributions and Federal Income Tax Considerations

Each Series pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

Each Series intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (Code). If a Series qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, such Series will not be liable for federal income tax on income it distributes.

Shares of each Series will be purchased by the separate accounts of Security Benefit Life Insurance Company or an affiliated life insurance company. In order to comply with diversification regulations applicable to the segregated asset accounts of insurance companies, each Series will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total investments is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Series fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since you may purchase shares of a Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company or its affiliated life insurance company, no discussion is included here as to the federal income tax consequences at the Series shareholder level. For information concerning the federal income tax consequences to you as the purchaser of a variable annuity or variable life insurance contract based on a Series, see the prospectus for such variable annuity or variable life insurance contract. See the Statement of Additional Information for more information on taxes.

Determination of Net Asset Value

The NAV of each Series is computed as of the close of regular trading hours on the NYSE (normally 3 p.m. Central time) on days when the NYSE is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Series' NAV is generally based upon the market value of securities held in the Series' portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by the Fund's Board of Directors. In addition, if between the time trading ends on a particular security and the close of trading on the NYSE, events occur that materially affect the value of the security, the Series may value the security at its fair value as determined in good faith by the Investment Manager under procedures approved by the Board of Directors. In such a case, the Series' net asset value will be subject to the judgment of the Investment Manager rather than being determined by the market.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series does not price its shares. Therefore, the NAV of Series holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Series.

Investment Policies and Management Practices

This section takes a detailed look at some of the types of securities the Series may hold in their respective portfolios and the various kinds of management practices that may be used in the portfolios. The Series' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about a Series' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Series' share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of the Series' other investments. The Portfolio Managers have considerable leeway in choosing investment strategies and selecting securities they believe will help a Series achieve its objective. In seeking to meet its investment objective, a Series may invest in any type of security or instrument whose investment characteristics are consistent with the Series' investment program. Investors should be aware that the investments made by a Series and the results achieved by a Series at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager or a sub-adviser acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Series.

The following pages describe some of the investments that may be made by the Series, as well as some of the management practices of the Series.

Foreign Securities - Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series. Each Series other than Series C may invest in foreign securities.

Emerging Markets - The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller Companies - Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Convertible Securities and Warrants - Each Series other than Series C may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

Asset-Backed Securities - An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds back these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e. loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty.

Mortgage-Backed Securities - Series E, N and P may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the Series. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The three largest issuers of these securities are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. Government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities. Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a Series' net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

Additional mortgage-backed securities in which these Series may invest include Collateralized Mortgage Obligations (CMOs) and stripped mortgage securities. CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs) and another receives principal payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The Series can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee a Series' investment in CMOs, IOs, or POs will be successful, and a Series' total return could be adversely affected as a result.

Initial Public Offering - A Series' investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on any Series and particularly those with a small asset base. There is no guarantee that as a Series' assets grow, they will continue to experience substantially similar performance by investing in IPOs. A Series' investments in IPOs may make it subject to more erratic price movements than the overall equity market. Series T and X may be particularly susceptible to IPO risk.

High Yield Securities - Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager or relevant Sub-Adviser's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it. Series P may be particularly susceptible to the risks of high yield securities.

Hard Asset Securities - Hard Asset Securities are equity securities of issuers which are directly or indirectly engaged to a significant extent in the exploration, development or distribution of one or more of the following: precious metals; ferrous and non-ferrous metals; gas, petroleum, petrochemical and/or other commodities (collectively, "Hard Assets"). The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset securities may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset companies may be subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and the possible instability of supply of various Hard Assets. In addition, some Hard Asset companies also may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazard associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in times of falling Hard Asset prices, such securities may suffer a greater price decline. Each of the Series which invest in equity securities as part of their investment program may invest in hard asset securities.

Guaranteed Investment Contracts ("GICs") - When investing in GICs, a Series makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Series may invest only in GICs that have received the requisite ratings by one or more nationally recognized statistical ratings organizations. Because a Series may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Futures and Options - Many of the Series may utilize futures contracts, options on futures and may purchase call and put options and write call and put options on a "covered" basis. A call option is "covered" if a Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are segregated by the Series' custodian). Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. Those Series which invest in non-dollar denominated foreign securities may also engage in forward foreign currency transactions. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

Hybrid Instruments - Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Series may not be successful. Each Series other than Series C may invest in hybrid instruments.

Swaps, Caps, Floors and Collars - Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. To the extent a Series enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

When-Issued Securities and Forward Commitment Contracts - The price of "when issued", "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss. Each Series, other than Series C, may purchase or sell securities on a when issued, forward commitment or delayed delivery basis.

Cash Reserves - Cash reserves maintained by a Series may include domestic, and for certain Series, foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Series may establish and maintain reserves as the Investment Manager or relevant Sub-Adviser believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.

Shares of Other Investment Vehicles - Other than as noted below for Series N and Series O, a Series' investment in shares of other investment vehicles may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment vehicles has the effect of requiring shareholders to pay the operating expenses of two mutual funds. Each Series may invest in the shares of other investment vehicles. Series N and Series O may invest up to 25% of their assets in shares of the T. Rowe Price Reserve Investment Fund, an internally managed money market fund at T. Rowe Price.

Borrowing - Borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Securities Lending - For purposes of realizing additional income, the Series may lend their portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

General Information

Contractowner Inquiries - If you have questions concerning your account or wish to obtain additional information, you may write to SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001, or call (785) 438-3000 or 1-800-888-2461.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Series during the past five years, or the period since commencement of a Series. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series assuming reinvestment of all dividends and distributions. The total returns do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased and, if such fees and expenses were reflected, the total returns would be lower. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in its annual report, which is available upon request.

SERIES A (Equity Series)
	Fiscal year ended December 31
	2002	2001(d)	2000(d)	1999	1998(d)
Per Share Data
Net asset value beginning of period	$22.36	$28.50	$35.51	$34.27	$29.39
Income from Investment Operations:
Net investment income (loss)	0.10	0.06	0.06	0.11	0.17
Net gain (loss) on securities (realized & unrealized)	(5.47)	(3.14)	(4.27)	2.56	7.05
Total from investment operations	(5.37)	(3.08)	(4.21)	2.67	7.22
Less Distributions:
Dividends (from net investment income)	(0.16)	(0.05)	(0.01)	(0.27)	(0.17)
Distributions (from capital gains)	---	(3.01)	(2.79)	(1.16)	(2.17)
Total distributions	(0.16)	(3.06)	(2.80)	(1.43)	(2.34
Net asset value end of period	$16.83	$22.36	$28.50	$35.51	$34.27
Total return (b)	(24.1)%	(11.4)%	(12.8)%	8.1%	25.4%
Ratios/Supplemental Data
Net assets end of period (thousands)	$517,837	$790,602	$1,004,968	$1,396,995	$1,307,332
Ratio of expenses to average net assets	0.82%	0.83%	0.83	0.81%	0.81%
Ratio of net investment income (loss) to average net assets	0.49%	0.26%	0.16%	0.31%	0.59%
Portfolio turnover rate	25%	20%	41%	49%	39%

SERIES B (Large Cap Value Series)
	Fiscal year ended December 31
	2002(d)	2001(d)(g)	2000(d)	1999	1998(d)
Per Share Data
Net asset value beginning of period	$18.59	$19.93	$24.39	$39.81	$41.60
Income from Investment Operations:
Net investment income (loss)	0.13	0.18	0.43	0.57	0.83
Net gain (loss) on securities (realized & unrealized)	(4.58)	(1.29)	(2.06)	(0.65)	2.60
Total from investment operations	(4.45)	(1.11)	(1.63)	(0.08)	3.43
Less Distributions:
Dividends (from net investment income)	(0.30)	(0.23)	(0.74)	(0.85)	(0.71)
Distributions (from capital gains)	---	---	---	(14.49)	(4.51)
Distributions (in excess of capital gains)	---	---	(2.09)	---	---
Total distributions	(0.30)	(0.23)	(2.83)	(15.34)	(5.22)
Net asset value end of period	$13.84	$18.59	$19.93	$24.39	$39.81
Total return (b)	(24.1)%	(5.6)%	(6.8)%	1.5%	7.9%
Ratios/Supplemental Data
Net assets end of period (thousands)	$370,746	$563,240	$684,459	$1,051,832	$1,196,979
Ratio of expenses to average net assets	0.91%	0.93%	0.83%	0.82%	0.80%
Ratio of net investment income (loss) to average net assets	0.74%	0.89%	1.08%	2.00%	2.02%
Portfolio turnover rate	68%	145%	145%	73%	119%

SERIES C (Money Market Series)
	Fiscal year ended December 31
	2002	2001	2000	1999(a)	1998(a)(d)
Per Share Data
Net asset value beginning of period	$12.20	$12.69	$12.04	$12.53	$12.53
Income from Investment Operations:
Net investment income (loss)	0.16	0.54	0.80	0.57	0.68
Net gain (loss) on securities (realized & unrealized)	(0.02)	(0.09)	(0.08)	(0.01)	(0.06)
Total from investment operations	0.14	0.45	0.72	0.56	0.62
Less Distributions:
Dividends (from net investment income)	(0.52)	(0.94)	(0.07)	(1.05)	(0.62)
Distributions (from capital gains)	---	---	---	---	---
Total distributions	(0.52)	(0.94)	(0.07)	(1.05)	(0.62)
Net asset value end of period	$11.82	$12.20	$12.69	$12.04	$12.53
Total return (b)	1.2%	3.8%	6.0%	4.6%	5.1%
Ratios/Supplemental Data
Net assets end of period (thousands)	$117,297	$131,277	$119,372	$153,589	$128,083
Ratio of expenses to average net assets	0.58%	0.58%	0.58%	0.57%	0.57%
Ratio of net investment income (loss) to average net assets	1.26%	3.50%	5.79%	4.61%	4.99%
Portfolio turnover rate	---	---	---	---	---

SERIES D (Global Series)
	Fiscal year ended December 31
	2002(i)	2001	2000	1999	1998
Per Share Data
Net asset value beginning of period	$ 6.31	$ 8.49	$ 9.08	$ 6.74	$ 6.14
Income from Investment Operations:
Net investment income (loss)	0.02	---	---	0.02	0.03
Net gain (loss) on securities (realized & unrealized)	(1.45)	(0.97)	0.37	3.29	1.18
Total from investment operations	(1.43)	(0.97)	0.37	3.31	1.21
Less Distributions:
Dividends (from net investment income)	(0.01)	---	---	---	(0.09)
Distributions (from capital gains)	---	(0.94)	(0.96)	(0.97)	(0.52)
Distributions (in excess of capital gains)	---	(0.27)	---	---	---
Total distributions	(0.01)	(1.21)	(0.96)	(0.97)	(0.61)
Net asset value end of period	$ 4.87	$ 6.31	$ 8.49	$ 9.08	$ 6.74
Total return (b)	(22.7)%	(12.3)%	3.5%	53.7%	20.1%
Ratios/Supplemental Data
Net assets end of period (thousands)	$305,053	$431,252	$565,950	$525,748	$349,794
Ratio of expenses to average net assets	1.23%	1.20%	1.21%	1.21%	1.26%
Ratio of net investment income (loss) to average net assets	0.27%	0.07%	(0.08)%	0.32%	0.92%
Portfolio turnover rate	48%	41%	55%	76%	166%

SERIES E (Diversified Income Series)
	Fiscal year ended December 31
	2002	2001	2000	1999	1998(d)
Per Share Data
Net asset value beginning of period	$11.40	$11.37	$10.55	$12.42	$12.25
Income from Investment Operations:
Net investment income (loss)	0.51	0.58	0.75	0.76	0.74
Net gain (loss) on securities (realized & unrealized)	0.51	0.20	0.15	(1.22)	0.19
Total from investment operations	1.02	0.78	0.90	(0.46)	0.93
Less Distributions:
Dividends (from net investment income)	(0.59)	(0.75)	(0.08)	(1.41)	(0.76)
Distributions (from capital gains)	---	---	---	---	---
Total distributions	(0.59)	(0.75)	(0.08)	(1.41)	(0.76)
Net asset value end of period	$11.83	$11.40	$11.37	$10.55	$12.42
Total return (b)	9.3%	7.2%	8.6%	(3.8)%	8.0%
Ratios/Supplemental Data
Net assets end of period (thousands)	$195,754	$142,538	$122,147	$136,632	$154,722
Ratio of expenses to average net assets	0.83%	0.83%	0.84%	0.82%	0.83%
Ratio of net investment income (loss) to average net assets	5.00%	5.67%	6.52%	6.34%	6.31%
Portfolio turnover rate	32%	46%	63%	25%	70%

SERIES G (Large Cap Growth Series)
	Fiscal year ended December 31
	2002(j)	2001(d)	2000(d)(f)
Per Share Data
Net asset value beginning of period	$ 6.75	$ 7.98	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.02)	(0.02)	(0.02)
Net gain (loss) on securities (realized & unrealized)	(1.81)	(1.21)	(2.00)
Total from investment operations	(1.83)	(1.23)	(2.02)
Less Distributions:
Dividends (from net investment income)	---	---	---
Distributions (from capital gains)	---	---	---
Total distributions	---	---	---
Net asset value end of period	$ 4.92	$ 6.75	$ 7.98
Total return (b)	(27.1)%	(15.4)%	(20.2)%
Ratios/Supplemental Data
Net assets end of period (thousands)	$29,099	$15,689	$12,139
Ratio of expenses to average net assets	1.21%	1.23%	1.28%
Ratio of net investment income (loss) to average net assets	(0.20)%	(0.30)%	(0.47)%
Portfolio turnover rate	48%	4%	5%

SERIES H (Enhanced Index Series)
	Fiscal year ended December 31
	2002	2001	2000	1999(e)
Per Share Data
Net asset value beginning of period	$ 8.62	$ 9.95	$11.15	$10.00
Income from Investment Operations:
Net investment income (loss)	0.05	0.05	0.05	0.04
Net gain (loss) on securities (realized & unrealized)	(2.02)	(1.34)	(1.18)	1.19
Total from investment operations	(1.97)	(1.29)	(1.13)	1.23
Less Distributions:
Dividends (from net investment income)	(0.10)	(0.04)	---	(0.04)
Distributions (from capital gains)	---	---	---	(0.04)
Distributions (in excess of capital gains)	---	---	(0.07)	---
Total distributions	(0.10)	(0.04)	(0.07)	(0.08)
Net asset value end of period	$ 6.55	$ 8.62	$ 9.95	$11.15
Total return (b)	(23.0)%	(13.0)%	(10.2)%	12.3%
Ratios/Supplemental Data
Net assets end of period (thousands)	$25,052	$42,112	$45,820	$25,023
Ratio of expenses to average net assets	0.99%	0.91%	0.96%	1.04%
Ratio of net investment income (loss) to average net assets	0.56%	0.57%	0.55%	0.82%
Portfolio turnover rate	74%	29%	58%	52%

SERIES I (International Series)
	Fiscal year ended December 31
	2002(m)	2001(d)	2000(c)(d)	1999(c)(e)
Per Share Data
Net asset value beginning of period	$ 7.82	$10.35	$13.00	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.01)	(0.04)	(0.09)	(0.04)
Net gain (loss) on securities (realized & unrealized)	(1.60)	(2.49)	(2.56)	3.04
Total from investment operations	(1.61)	(2.53)	(2.65)	3.00
Less Distributions:
Dividends (from net investment income)	(0.02)	---	---	---
Distributions (from capital gains)	---	---	---	---
Total distributions	(0.02)	---	---	---
Net asset value end of period	$ 6.19	$ 7.82	$10.35	$13.00
Total return (a)	(20.6)%	(24.4)%	(20.4)%	30.0%
Ratios/Supplemental Data
Net assets end of period (thousands)	$15,953	$15,999	$18,071	$9,857
Ratio of expenses to average net assets	2.11%	2.25%	2.28%	2.25%
Ratio of net investment income (loss) to average net assets	(0.22)%	(0.54)%	(0.98)%	(0.70)%
Portfolio turnover rate	190%	175%	139%	98%

SERIES J (Mid Cap Growth Series)
	Fiscal year ended December 31
	2002	2001(d)	2000(d)	1999	1998(d)
Per Share Data
Net asset value beginning of period	$24.12	$32.82	$30.15	$22.51	$21.33
Income from Investment Operations:
Net investment income (loss)	(0.11)	(0.13)	(0.12)	(0.05)	(0.04)
Net gain (loss) on securities (realized & unrealized)	(6.69)	(4.43)	5.37	11.65	3.70
Total from investment operations	(6.80)	(4.56)	5.25	11.60	3.66
Less Distributions:
Dividends (from net investment income)	---	---	---	---	(0.14)
Distributions (from capital gains)	(1.27)	(4.14)	(2.58)	(3.96)	(2.34)
Total distributions	(1.27)	(4.14)	2.58	(3.96)	(2.48)
Net asset value end of period	$16.05	$24.12	$32.82	$30.15	$22.51
Total return (b)	(29.5)%	(14.9)%	16.8%	61.9%	18.0%
Ratios/Supplemental Data
Net assets end of period (thousands)	$293,378	$470,236	$603,714	$429,528	$271,281
Ratio of expenses to average net assets	0.83%	0.84%	0.82%	0.82%	0.82%
Ratio of net investment income (loss) to average net assets	(0.56)%	(0.53)%	(0.38)%	(0.25)%	(0.21)%
Portfolio turnover rate	41%	39%	33%	55%	94%

SERIES N (Managed Asset Allocation Series)
	Fiscal year ended December 31
	2002	2001	2000	1999	1998
Per Share Data
Net asset value beginning of period	$13.63	$16.08	$16.94	$16.01	$13.88
Income from Investment Operations:
Net investment income (loss)	0.30	0.33	0.39	0.38	0.26
Net gain (loss) on securities (realized & unrealized)	(1.59)	(1.10)	(0.52)	1.15	2.26
Total from investment operations	(1.29)	(0.77)	(0.13)	1.53	2.52
Less Distributions:
Dividends (from net investment income)	(0.54)	(0.44)	(0.04)	(0.60)	(0.24)
Distributions (from capital gains)	---	(1.24)	(0.69)	---	(0.15)
Total distributions	(0.54)	(1.68)	(0.73)	(0.60)	(0.39)
Net asset value end of period	$11.80	$13.63	$16.08	$16.94	$16.01
Total return (b)	(9.6)%	(5.1)%	(0.9)%	9.7%	18.4%
Ratios/Supplemental Data
Net assets end of period (thousands)	$67,762	$87,348	$88,581	$98,487	$76,121
Ratio of expenses to average net assets	1.26%	1.25%	1.25%	1.17%	1.22%
Ratio of net investment income (loss) to average net assets	2.22%	2.34%	2.31%	2.45%	2.49%
Portfolio turnover rate	116%	98%	44%	24%	10%

SERIES O (Equity Income Series)
	Fiscal year ended December 31
	2002(d)	2001(d)	2000	1999	1998
Per Share Data
Net asset value beginning of period	$16.00	$17.66	$17.27	$18.35	$17.62
Income from Investment Operations:
Net investment income (loss)	0.20	0.21	0.31	0.30	0.29
Net gain (loss) on securities (realized & unrealized)	(2.26)	---	1.76	0.19	1.30
Total from investment operations	(2.06)	0.21	2.07	0.49	1.59
Less Distributions:
Dividends (from net investment income)	(0.39)	(0.30)	(0.04)	(0.59)	(0.25)
Distributions (from capital gains)	(0.38)	(1.57)	(1.64)	(0.98)	(0.61)
Total distributions	(0.77)	(1.87)	(1.68)	(1.57)	(0.86)
Net asset value end of period	$13.17	$16.00	$17.66	$17.27	$18.35
Total return (a)	(13.4)%	1.3%	12.9%	3.1%	9.0%
Ratios/Supplemental Data
Net assets end of period (thousands)	$163,555	$186,826	$178,756	$207,022	$204,070
Ratio of expenses to average net assets	1.09%	1.08%	1.10%	1.09%	1.08%
Ratio of net investment income (loss) to average net assets	1.40%	1.32%	1.74%	1.66%	1.93%
Portfolio turnover rate	23%	21%	68%	35%	20%

SERIES P (High Yield Series)
	Fiscal year ended December 31
	2002(k)	2001(h)	2000	1999(c)	1998(c)(d)
Per Share Data
Net asset value beginning of period	$13.60	$14.25	$15.51	$16.80	$17.60
Income from Investment Operations:
Net investment income (loss)	0.93	1.26	1.12	1.30	0.89
Net gain (loss) on securities (realized & unrealized)	(0.88)	(0.63)	(1.36)	(1.08)	0.12
Total from investment operations	0.05	0.63	(0.24)	0.22	1.01
Less Distributions:
Dividends (from net investment income)	(0.86)	(1.28)	(1.02)	(1.37)	(1.63)
Distributions (from capital gains)	---	---	---	(0.10)	(0.18)
Return of Capital	---	---	---	(0.04)	---
Total distributions	(0.86)	(1.28)	(1.02)	(1.51)	(1.81)
Net asset value end of period	$12.79	$13.60	$14.25	$15.51	$16.80
Total return (b)	0.4%	4.4%	(1.5)%	1.3%	5.8%
Ratios/Supplemental Data
Net assets end of period (thousands)	$41,381	$29,384	$22,616	$19,152	$14,949
Ratio of expenses to average net assets	0.88%	0.86%	0.87%	0.18%	0.18%
Ratio of net investment income (loss) to average net assets	8.12%	8.73%	8.06%	8.55%	8.17%
Portfolio turnover rate	80%	80%	34%	29%	87%

SERIES Q (Small Cap Value Series)
	Fiscal year ended December 31
	2002	2001(d)	2000(d)(f)
Per Share Data
Net asset value beginning of period	$12.79	$10.74	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.09)	(0.04)	(0.02)
Net gain (loss) on securities (realized & unrealized)	(0.79)	2.41	0.76
Total from investment operations	(0.88)	2.37	0.74
Less Distributions:
Dividends (from net investment income)	---	---	---
Distributions (from capital gains)	(0.67)	(0.32)	---
Total distributions	(0.67)	(0.32)	---
Net asset value end of period	$11.24	$12.79	$10.74
Total return (b)	(7.0)%	22.2%	7.4%
Ratios/Supplemental Data
Net assets end of period (thousands)	$50,830	$58,198	$10,427
Ratio of expenses to average net assets	1.22%	1.18%	1.49%
Ratio of net investment income (loss) to average net assets	(0.59)%	(0.42)%	(0.41)%
Portfolio turnover rate	56%	47%	81%

SERIES S (Social Awareness Series)
	Fiscal year ended December 31
	2002	2001(d)	2000(d)	1999	1998(d)
Per Share Data
Net asset value beginning of period	$22.64	$27.62	$31.71	$28.40	$22.25
Income from Investment Operations:
Net investment income (loss)	0.06	0.04	(0.02)	0.07	0.09
Net gain (loss) on securities (realized & unrealized)	(5.01)	(3.55)	(4.07)	4.60	6.78
Total from investment operations	(4.95)	(3.51)	(4.09)	4.67	6.87
Less Distributions:
Dividends (from net investment income)	(0.11)	---	---	(0.16)	(0.06)
Distributions (from capital gains)	---	(0.53)	---	(1.20)	(0.66)
Distributions (in excess of capital gains)	---	(0.94)	---	---	---
Total distributions	(0.11)	(1.47)	---	(1.36)	(0.72)
Net asset value end of period	$17.58	$22.64	$27.62	$31.71	$28.40
Total return (b)	(21.9)%	(13.1)%	(12.9)%	17.2%	31.4%
Ratios/Supplemental Data
Net assets end of period (thousands)	$108,658	$158,686	$208,709	$236,576	$152,641
Ratio of expenses to average net assets	0.83%	0.83%	0.83%	0.82%	0.82%
Ratio of net investment income (loss) to average net assets	0.29%	0.17%	(0.05)%	0.29%	0.47%
Portfolio turnover rate	5%	10%	24%	24%	23%

SERIES T (Technology Series)
	Fiscal year ended December 31
	2002	2001(d)	2000(d)(f)
Per Share Data
Net asset value beginning of period	$ 4.65	$ 6.13	$10.00
Income from Investment Operations:
Net investment income (loss)	0.04	(0.05)	(0.05)
Net gain (loss) on securities (realized & unrealized)	(1.71)	(1.43)	(3.82)
Total from investment operations	(1.75)	(1.48)	(3.87)
Less Distributions:
Dividends (from net investment income)	---	---	---
Distributions (from capital gains)	---	---	---
Total distributions	---	---	---
Net asset value end of period	$ 2.90	$ 4.65	$ 6.13
Total return (b)	(37.6)%	(24.1)%	(38.7)%
Ratios/Supplemental Data
Net assets end of period (thousands)	$14,404	$18,033	$16,035
Ratio of expenses to average net assets	1.62%	1.46%	1.50%
Ratio of net investment income (loss) to average net assets	(1.40)%	(1.21)%	(1.23)%
Portfolio turnover rate	146%	223%	222%

SERIES V (Mid Cap Value Series)
	Fiscal year ended December 31
	2002	2001(d)	2000	1999	1998(c)
Per Share Data
Net asset value beginning of period	$23.49	$22.19	$16.73	$14.83	$13.13
Income from Investment Operations:
Net investment income (loss)	0.10	0.09	0.08	0.03	0.03
Net gain (loss) on securities (realized & unrealized)	(3.16)	2.31	5.57	2.66	2.14
Total from investment operations	(3.06)	2.40	5.65	2.69	2.17
Less Distributions:
Dividends (from net investment income)	(0.19)	(0.08)	---	(0.05)	(0.08)
Distributions (from capital gains)	(1.56)	(1.02)	(0.19)	(0.74)	(0.39)
Total distributions	(1.75)	(1.10)	(0.19)	(0.79)	(0.47)
Net asset value end of period	$18.68	$23.49	$22.19	$16.73	$14.83
Total return (b)	(14.1)%	11.1%	33.8%	18.9%	16.6%
Ratios/Supplemental Data
Net assets end of period (thousands)	$147,512	$166,860	$115,551	$42,885	$18,523
Ratio of expenses to average net assets	0.84%	0.85%	0.84%	0.84%	0.71%
Ratio of net investment (loss) to average net assets	0.46%	0.43%	0.55%	0.32%	0.42%
Portfolio turnover rate	65%	50%	35%	57%	72%

SERIES W (Main Street Growth and Income® Series)
	Fiscal year ended December 31
	2002	2001(d)	2000(d)(f)
Per Share Data
Net asset value beginning of period	$ 8.10	$ 9.01	$10.00
Income from Investment Operations:
Net investment income (loss)	0.03	0.01	---
Net gain (loss) on securities (realized & unrealized)	(1.59)	(0.91)	(0.98)
Total from investment operations	(1.56)	(0.90)	(0.98)
Less Distributions:
Dividends (from net investment income)	(0.03)	(0.01)	---
Distributions (from capital gains)	---	---	(0.01)
Total distributions	(0.03)	(0.01)	(0.01)
Net asset value end of period	$ 6.51	$ 8.10	$ 9.01
Total return (b)	(19.3)%	(10.0)%	(9.8)%
Ratios/Supplemental Data
Net assets end of period (thousands)	$30,559	$37,579	$26,638
Ratio of expenses to average net assets	1.24%	1.25%	1.23%
Ratio of net investment income (loss) to average net assets	0.37%	0.14%	0.14%
Portfolio turnover rate	92%	67%	57%

SERIES X (Small Cap Growth Series)
	Fiscal year ended December 31
	2002(l)	2001	2000	1999(c)	1998(c)
Per Share Data
Net asset value beginning of period	$12.66	$17.55	$19.40	$10.67	$ 9.60
Income from Investment Operations:
Net investment income (loss)	(0.10)	(0.09)	(0.07)	---	0.02
Net gain (loss) on securities (realized & unrealized)	(3.26)	(4.80)	(1.59)	9.27	1.07
Total from investment operations	(3.36)	(4.89)	(1.66)	9.27	1.09
Less Distributions:
Dividends (from net investment income)	---	---	---	(0.02)	(0.02)
Distributions (from capital gains)	---	---	---	(0.52)	---
Distributions (in excess of capital gains)	---	---	(0.18)	---	---
Return of capital	---	---	(0.01)	---	---
Total distributions	---	---	(0.19)	(0.54)	(0.02)
Net asset value end of period	$ 9.30	$12.66	$17.55	$19.40	$10.67
Total return (b)	(26.5)%	(27.9)%	(8.7)%	87.2%	11.5%
Ratios/Supplemental Data
Net assets end of period (thousands)	$48,193	$73,408	$114,283	$44,095	$5,621
Ratio of expenses to average net assets	1.15%	1.15%	1.13%	0.57%	0.59%
Ratio of net investment income (loss) to average net assets	(0.89)%	(0.66)%	(0.44)%	---	0.26%
Portfolio turnover rate	282%	353%	335%	283%	367%

SERIES Y (Select 25 Series)
	Fiscal year ended December 31
	2002	2001	2000(d)	1999(e)
Per Share Data
Net asset value beginning of period	$ 9.35	$10.38	$12.37	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.01)	(0.02)	(0.02)	(0.01)
Net gain (loss) on securities (realized & unrealized)	(2.48)	(1.01)	(1.97)	2.38
Total from investment operations	(2.49)	(1.03)	(1.99)	2.37
Less Distributions:
Dividends (from net investment income)	---	---	---	---
Distributions (from capital gains)	---	---	---	---
Total distributions	---	---	---	---
Net asset value end of period	$ 6.86	$ 9.35	$10.38	$12.37
Total return (b)	(26.6)%	(9.9)%	(16.1)%	23.7%
Ratios/Supplemental Data
Net assets end of period (thousands)	$34,286	$52,998	$65,011	$31,399
Ratio of expenses to average net assets	0.89%	0.88%	0.89%	0.97%
Ratio of net investment income (loss) to average net assets	(0.18)%	(0.20)%	(0.16)%	(0.16)%
Portfolio turnover rate	34%	38%	68%	54%

(a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

(b) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company or its affiliated life insurance company. If such expenses were reflected, the total return would be lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(c) Fund expenses for Series I, P, V and X were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been as follows:

	2000	1999	1998
Series I	2.38%	4.20%	---
Series P	---	0.86%	0.93%
Series V	---	---	0.89%
Series X	---	1.33%	1.59%

(d) Expense ratios were calculated without the reduction for custodian fees earnings credits and marketing fees paid indirectly. Expense ratios with such reductions would have been as follows:

	2002	2001	2000	1999	1998
Series A	---	0.82%	0.82%	---	0.81%
Series B	0.82%	0.83%	0.82%	---	0.80%
Series C	---	---	---	---	0.57%
Series E	---	---	---	---	0.83%
Series G	---	1.22%	1.23%	---	---
Series I	---	2.24%	2.24%	---	---
Series J	---	0.83%	0.82%	---	0.82%
Series O	1.08%	1.08%	---	---	---
Series P	---	---	---	---	0.18%
Series Q	---	1.17%	1.23%	---	---
Series S	---	0.84%	0.83%	---	0.82%
Series T	---	1.44%	1.48%	---	---
Series V	---	0.83%	---	---	---
Series W	---	1.24%	1.17%	---	---
Series Y	---	---	0.89%	---	---

(e) Series H, I and Y were initially capitalized on May 3, 1999, with net asset values of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(f) Series G, Q, T and W were initially capitalized on May 1, 2000, with net asset values of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(g) The Dreyfus Corporation became sub-adviser for Series B effective January 2, 2001. Prior to January 2, 2001, advisory services were provided by the Investment Manager.

(h) Effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended December 31, 2001, was to decrease net investment income per share by less than one-half of a cent, increase net realized and unrealized gains and losses per share by less than one-half of a cent and increase (decrease) the ratio of net investment income to average net assets from (0.02)% to 0.12%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(i) The financial highlights for Series D as set forth herein exclude the historical financial highlights of Series M. The assets of Series M were acquired by Series D on August 27, 2002.

(j) The financial highlights for Series G as set forth herein exclude the historical financial highlights of Series L. The assets of Series L were acquired by Series G on August 27, 2002.

(k) The financial highlights for Series P as set forth herein exclude the historical highlight of Series K. The assets of Series K were acquired by Series P on August 27, 2002.

(l) RS Investments, Inc., became the sub-adviser of Series X effective September 3, 2002. Prior to September 3, 2002, Security Management Company, LLC (SMC) paid Strong Capital Management, Inc., for sub-advisory services.

(m) Templeton Investment Counsel, LLC became the sub-adviser of Series I effective September 3, 2002. Prior to September 3, 2002, Security Management Company, LLC (SMC) paid Deutsche Asset Management, Inc., for sub-advisory services.

APPENDIX A

Description of Short-Term Instruments

The types of instruments that will form the major part of Series C's (Money Market Series) investments are described below:

U.S. Government Securities - Federal agency securities are debt obligations which principally result from lending programs of the U.S. Government. Housing and agriculture have traditionally been the principal beneficiaries of federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit - A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

Commercial Paper - Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Banker's Acceptances - A banker's acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Description of Commercial Paper Ratings

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated "A" by Standard & Poor's Corporation ("S&P") has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Description of Corporate Bond Ratings

Moody's Investors Service, Inc. - Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation - AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C. The rating C is reserved for income bonds in which no interest is being paid.

D. Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

For More Information

By Telephone - Call 1-800-888-2461.

By Mail - Write to:
Security Management Company, LLC
One Security Benefit Place
Topeka, KS 66636-0001

On the Internet - Reports and other information about the Fund can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

The Fund's prospectus is to be used with the attached variable annuity or variable life insurance product prospectus. The Series of the Fund correspond to the subaccounts offered in such prospectuses.

Annual/Semi-Annual Report - Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information - The Fund's Statement of Additional Information and the Fund's annual or semi-annual report are available, without charge upon request by calling the Fund's toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to SMC, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling the Fund's toll-free telephone number listed above. The Fund's Statement of Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

SBL Fund	811-02753

Prospectus

May 1, 2003

SBL FUND

  Series D (Global Series)
  Series Q (Small Cap Value)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract. Please read both prospectuses and retain them for future reference.

Series' Investment Objectives and Strategies
   Series D (Global Series)
   Series Q (Small Cap Value Series)

Principal Risks
   Market Risk
   Smaller Companies
   Value Stocks
   Growth Stocks
   Foreign Securities
   Emerging Markets
   Options and Futures
   Active Trading
   Restricted Securities
   Additional Information

Past Performance

Fees and Expenses of the Series

Investment Manager
  Sub-Adviser
  Management Fees
  Portfolio Manager

Purchase and Redemption of Shares

Brokerage Enhancement Plan

Distributions and Federal Income Tax Considerations

Determination of Net Asset Value

Investment Policies and Management Practices
  Convertible Securities and Warrants
  Foreign Securities
  Emerging Securities
  Smaller Companies
  Restricted Securities
  High Yield Securities
  Hard Asset Securities
  Futures and Options
  Hybrid Instruments
  When-Issued Securities and Forward Commitment Contracts
  Cash Reserves
  Shares of Other Investment Vehicles
  Borrowing
  Securities Lending

General Information
  Contractowner Inquiries

Financial Highlights

Series' Investment Objectives and Strategies

Listed below are the investment objective and principal investment strategies for each of Series D and Series Q of the SBL Fund (the "Fund"). The Fund's Board of Directors may change a Series' investment objective without shareholder approval.

As with any investment, there can be no guarantee that the Series will achieve their investment objectives.

Series D (Global Series)

FUND FACTS
Objective:	Long-term growth of capital
Benchmark:	MSCI World Index
Sub-Adviser:	OppenheimerFunds, Inc.

INVESTMENT OBJECTIVE

Series D seeks long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.

PRINCIPAL INVESTMENT STRATEGIES

Series D pursues its objective by investing, under normal market conditions, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Series primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. While the Series may invest in the United States, there is no limit on its foreign investments. Series D may invest in emerging market countries. Investments in debt securities may be made when market conditions are uncertain.

The Series may also invest a portion of its assets in options, futures contracts, and foreign currencies, which may be used to hedge the Series' portfolio, to increase returns or to maintain exposure to the equity markets.

The Series may actively trade its investments without regard to the length of time they have been owned by the Series. This active trading will increase the costs the Series incurs.

The Investment Manager has engaged OppenheimerFunds, Inc. ("OppenheimerFunds") to provide investment advisory services to Series D. OppenheimerFunds uses a disciplined thematic approach to choose securities in foreign and U.S. markets. By considering the effect of key worldwide growth trends, OppenheimerFunds focuses on areas they believe offer some of the best opportunities for long-term growth. These trends include: (1) the growth of mass affluence; (2) the development of new technologies; (3) corporate restructuring; and (4) demographics.

The Sub-Adviser currently looks for the following:

  Stocks of small, medium and large growth-oriented companies worldwide
  Companies that stand to benefit from one or more global growth trends
  Businesses with strong competitive positions and high demand for their products or services
  Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities

To lower the risks of foreign investing, such as currency fluctuations, OppenheimerFunds generally diversifies the Series' investments broadly across countries and industries.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Series Q (Small Cap Value Series)

FUND FACTS
Objective:	Capital growth
Benchmark:	Russell 2000 Index
Sub-Adviser:	Strong Capital Management, Inc.

INVESTMENT OBJECTIVE

Series Q seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES

Series Q pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in stocks of small-capitalization companies primarily investing in those companies that the Series' sub-adviser, Strong Capital Management, Inc. ("Strong Capital"), believes are undervalued relative to the market based on earnings, cash flow, or asset value.

The Series defines small-capitalization companies as those companies with a market capitalization substantially similar to that of companies in the Russell 2000™ Index at the time of purchase. Strong Capital specifically looks for companies whose stock prices may benefit from a catalyst event, such as a corporate restructuring, a new product or service, or a change in the political, economic, or social environment. The Series may write put and call options. This means that the Series sells an option to another party to either buy a stock from (call) or sell a stock to (put) the Series at a specified price at a specified time.

Strong Capital may sell a stock, under other circumstances, when it believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

The Russell 2000™ Index is a market capitalization weighted U.S. equity index published by Frank Russell Company. The index is a subset of the Russell 3000 Index which measures the performance of the 3,000 largest U.S. companies. The Russell 2000™ Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government). Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time and it could reduce the benefit from any upswing in the market.

Principal Risks

The following chart summarizes the principal risks applicable to Series D and Series Q. However, the fact that a particular risk is not indicated as a principal risk does not mean that the Series is prohibited from investing its assets in securities which give rise to that risk. It simply means that the risk is not a principal risk for the Series. For example, the risk of investing in smaller companies is not listed as a principal risk for Series D. This does not mean that Series D is prohibited from investing in smaller companies, only that the risk of smaller companies is not one of the principal risks associated with Series D. The Portfolio Manager for the Series has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Series achieve its investment objective. In seeking to meet its investment objective, the Series' assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Series' investment program.

	Series D	Series Q
Market Risk	*	*
Smaller Companies		*
Value Stocks		*
Growth Stocks	*
Foreign Securities	*	*
Emerging Markets	*	*
Options and Futures	*	*
Short Sales
Active Trading	*	*
Interest Rate Risk
Credit Risk
Prepayment Risk
Mortgage-Backed Securities
Restricted Securities		*
High Yield Securities
Interest Rate Swap Agreements
Social Investing
Focused Investment Strategy
Non-Diversification
Industry Concentration
Investment in Investment Vehicles
Technology Stocks
Overweighting

An investment in the Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Series will go up and down, which means investors could lose money.

Market Risk - While equity securities have historically been a leading choice of long-term investors, they do fluctuate in price. Their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions.

Smaller Companies - While potentially offering greater opportunities for capital growth than larger, more established companies, the equity securities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable, their share prices tend to be more volatile and their securities often are less liquid than larger, more established companies.

Value Stocks - Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While the Series’ investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

Growth Stocks - While potentially offering greater or more rapid capital appreciation potential than value stocks, investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

Foreign Securities - Investing in foreign securities involves additional risks such as currency fluctuations, differences in financial reporting standards, a lack of adequate company information and political instability. The risks may increase in underdeveloped capital markets.

Emerging Markets - All of the risks of investing in foreign securities are heightened by investing in developing countries and emerging market countries. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

An emerging market foreign country consists of all countries determined by the Sub-Adviser to have developing or emerging economies and market. The definition of "emerging market foreign country" may change over time as a result of developments in national or regional economies and capital markets.

Options and Futures - Options and futures may be used to hedge the Series' portfolio, to seek increased returns or to gain exposure to a market without buying individual securities. However, there is the risk that such practices sometimes may reduce returns or increase volatility. These practices also entail transactional expenses.

Active Trading - Active trading will increase the costs a Series incurs and as a result, may lower the Series' performance.

Restricted Securities - Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

Additional Information - For more information about the Series' investment program, including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of the prospectus and the Statement of Additional Information.

Past Performance

The charts and tables on the following page provide some indication of the risks of investing in the Series by showing changes in the Series' performance from year to year and by showing how the Series' average annual total returns have compared to those of broad measures of market performance. The performance figures on the following pages do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased and, if such fees and expenses were reflected, the performance figures would be lower. Shares of the Series are available only through the purchase of such products. As with all mutual funds, past performance is not a prediction of future results.

Series D (Global Series)

Highest and Lowest Returns (Quarterly 1993-2002
Highest Quarter
Q4 ended December 31, 1999	34.9%
Lowest Quarter
Q3 ended September 30, 2002	-18.2%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
31.6%	2.7%	10.9%	17.5%	6.5%	20.1%	53.7%	3.5%	-12.3%	-22.7%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	10 Years
Series D	-22.7%	5.3%	9.3%
MSCI World Index (reflects no deduction for fees, expenses or taxes)[1]	-19.9%	-2.1%	6.3%
OppenheimerFunds, Inc., the Sub-Adviser, was engaged to provide investment advisory services to Series D effective November 2, 1998.

1 The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

Series Q (Small Cap Value Series)

Highest and Lowest Returns (Quarterly 2001-2002
Highest Quarter
Q4 ended December 31, 2001	17.5%
Lowest Quarter
Q3 ended September 30, 2002	-19.2%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

2001	2002
22.2%	-7.0%

Average Annual Total Returns (through December 31, 2002)
	1 Year	Since Inception[1]
Series Q	-7.0%	7.8%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)[2]	-20.5%	-8.7%
1  For the period beginning May 1, 2000 (date of inception) to December 31, 2002.

2 The Russell 2000 Index is a capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Fees and Expenses of the Series

ANNUAL OPERATING EXPENSES

The table below reflects expenses that are deducted from the Series' assets, but does not reflect the fees and expenses of the variable insurance products through which shares of the Series are purchased.

SERIES D (GLOBAL)
Advisory fee	1.00%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	0.23%
Total annual operating expenses	1.23%
SERIES Q (SMALL CAP VALUE)
Advisory fee	1.00%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	0.22%
Total annual operating expenses	1.22%
1 Amounts included as distribution expenses under this caption are the amounts received by the Fund's distributor under the Brokerage Enhancement Plan in the last fiscal year in connection with the purchase and sale of securities held by the Series.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The example assumes that you invest $10,000 in a Series for the time periods indicated and redeemed your shares at the end of each period. It also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

	1 Year	3 Years	5 Years	10 Years
Series D (Global)	$125	$390	$676	$1,489
Series Q (Small Cap Value)	$124	$387	$670	$1,477

Investment Manager

Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser to Series D and Series Q. On December 31, 2002, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $4.3 billion.

Sub-Adviser - The Investment Manager has engaged OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York 10018, to provide investment advisory services to Series D. OppenheimerFunds, Inc. (including subsidiaries and affiliates) managed more than $120 billion in assets as of December 31, 2002, including other mutual funds with more than seven million shareholder accounts.

The Investment Manager has engaged Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, to provide investment advisory services to Series Q. Strong was established in 1974 and as of December 31, 2002, managed over $39 billion in assets.

The Investment Manager and the Series have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of Fund Directors, but without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Series to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to the Series, which uses a sub-adviser:

  performing initial due diligence on prospective sub-advisers for the Series monitoring the performance of the sub-advisers
  communicating performance expectations to the sub-advisers ultimately recommending to the Board of Directors whether a sub-adviser's contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of sub-advisers. Although the Investment Manager will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or the Series will obtain favorable results at any given time.

Management Fee - The following chart shows the investment management fee paid by the Series during the last fiscal year.

Management Fee (expressed as a percentage of average net assets)
Series D	1.00%
Series Q	1.00%

The Investment Manager may waive some or all of its management fee to limit the total operating expenses of the Series to a specified level. The Investment Manager also may reimburse expenses of the Series from time to time to help maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.

Portfolio Managers - The Portfolio Managers of the Sub-Advisers oversee the day-to-day operations of the following Series:

SERIES D (GLOBAL SERIES)

William L. Wilby, Senior Vice President and Director of International Equities of OppenheimerFunds, became manager of Series D (Global Series) in November 1998. Prior to joining Oppenheimer in 1991, he was an international investment strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, Mr. Wilby was a managing director and portfolio manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an international pension manager. Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago. Mr. Wilby is a graduate of the United States Military Academy and holds a M.A. and a Ph.D. in International Monetary Economics from the University of Colorado. He is a Chartered Financial Analyst charterholder.

SERIES Q (SMALL CAP VALUE SERIES)

I. Charles Rinaldi, portfolio manager at Strong, has been the manager of Series Q (Small Cap Value Series) since its inception in May 2000. He has over 25 years of investment experience. He joined Strong in December 1997. Prior to joining Strong, Mr. Rinaldi was employed by Mutual of America Capital Management Corporation (MOA) as a Vice President from November 1989 to January 1994 and as a Senior Vice President from January 1994 to November 1997. Mr. Rinaldi received his bachelors in Science from St. Michael's College in 1965 and his Masters of Business Administration in Finance from Babson College in 1970.

Purchase and Redemption of Shares

Security Benefit Life Insurance Company and its affiliated life insurance company purchase shares of the Series for their variable annuity and variable life insurance separate accounts. Each company buys and sells shares of the Series at the net asset value per share (NAV) next determined after it submits the order to buy or sell. Each Series reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. The Series' NAV is generally calculated as of the close of trading on every day the New York Stock Exchange (NYSE) is open.

The Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

Brokerage Enhancement Plan

The Fund has adopted, in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Brokerage Enhancement Plan (the "Plan"). The Plan uses available brokerage commissions to promote the sale and distribution of Fund shares (through the sale of variable insurance products funded by the Fund).

Under the Plan, the Fund may direct the Investment Manager or the Sub-Adviser to use certain broker-dealers for securities transactions. (The duty of to seek best execution still applies to these transactions.) These are broker-dealers that have agreed either (1) to pay a portion of their commission from the sale and purchase of securities to the Distributor or other introducing brokers ("Brokerage Payments"), or (2) to provide brokerage credits, benefits or services ("Brokerage Credits"). The Distributor will use all Brokerage Payments and Credits (other than a minimal amount to defray its legal and administrative costs) to finance activities that are meant to result in the sale of the Fund's shares, including:

  holding or participating in seminars and sales meetings promoting the sale of the Fund's shares paying marketing fees requested by broker-dealers who sell the Fund training sales personnel
  creating and mailing advertising and sales literature
  financing any other activity that is intended to result in the sale of the Fund's shares.

The Plan permits the Brokerage Payments and Credits generated by securities transactions from one Series of the Fund to inure to the benefit of other Series as well. The Plan is not expected to increase the brokerage costs of the Fund. For more information about the Plan, please read the "Brokerage Enhancement Plan" section of the Statement of Additional Information.

Distributions and Federal Income Tax Considerations

Each Series pays its shareholders dividends from net investment income, and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

Each Series intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (Code). If a Series qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Series will not be liable for federal income tax on income it distributes.

Shares of the Series will be purchased by the separate accounts of Security Benefit Life Insurance Company or an affiliated life insurance company. In order to comply with diversification regulations applicable to the segregated asset accounts of insurance companies, each Series will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total investments is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Series fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since you may purchase shares of the Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company or its affiliated life insurance company, no discussion is included here as to the federal income tax consequences at the Series shareholder level. For information concerning the federal income tax consequences to you as the purchaser of a variable annuity or variable life insurance contract based on the Series, see the prospectus for such variable annuity or variable life insurance contract. See the Statement of Additional Information for more information on taxes.

Determination of Net Asset Value

The NAV of each Series is computed as of the close of regular trading hours on the NYSE (normally 3 p.m. Central time) on days when the NYSE is open. The NYSE is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Series' NAV is generally based upon the market value of securities held in the Series' portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by the Fund's Board of Directors. In addition, if between the time trading ends on a particular security and the close of trading on the NYSE, events occur that materially affect the value of the security, the Series may value the security at its fair value as determined in good faith by the Investment Manager under procedures approved by the Board of Directors. In such a case, the Series' net asset value will be subject to the judgment of the Investment Manager rather than being determined by the market.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series does not price its shares. Therefore, the NAV of the Series may change on days when shareholders will not be able to buy or sell shares of the Series.

Investment Policies and Management Practices

This section takes a detailed look at some of the types of securities the Series may hold in their respective portfolios and the various kinds of management practices that may be used in the portfolio. The Series' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about a Series' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have a significantly greater impact on the Series' share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all of the Series' other investments. The Portfolio Manager has considerable leeway in choosing investment strategies and selecting securities he or she believes will help the Series achieve its objective. In seeking to meet its investment objective, the Series may invest in any type of security or instrument whose investment characteristics are consistent with the Series' investment program. Investors should be aware that the investments made by a Series and the results achieved by a Series at any given time are not expected to the same as those made by other mutual funds for which the Investment Manager or a sub-adviser acts as investment adviser, including mutual funds with a name, investment objectives and policies similar to the Series.

The following pages describe some of the investments which may be made by the Series, as well as some of their management practices.

Convertible Securities and Warrants - Each Series may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

Foreign Securities - Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, the Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series.

Emerging Markets - Each Series may invest in emerging market foreign securities. The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller Companies - Each Series may invest in small or medium sized companies. Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Restricted Securities - Each Series may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Series' limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of the Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

High Yield Securities - Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager or Sub-Adviser's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

Hard Asset Securities - Hard Asset Securities are equity securities of issuers which are directly or indirectly engaged to a significant extent in the exploration, development or distribution of one or more of the following: precious metals; ferrous and non-ferrous metals; gas, petroleum, petrochemical and/or other commodities (collectively, "Hard Assets"). The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset securities may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset companies may be subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and the possible instability of supply of various Hard Assets. In addition, some Hard Asset companies also may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazard associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in times of falling Hard Asset prices, such securities may suffer a greater price decline.

Futures and Options - Each Series may utilize futures contracts, options on futures and may purchase call and put options and write call and put options on a "covered" basis. A call option is "covered" if the Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents are segregated by the Series' custodian). Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. The Series may also engage in forward foreign currency transactions. These instruments may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

Hybrid Instruments - Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Series may not be successful.

When-Issued Securities and Forward Commitment Contracts - The price of "when issued," "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When the Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss.

Cash Reserves - Cash reserves maintained by the Series may include domestic and foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Series may establish and maintain reserves as the Sub-Adviser believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.

Shares of Other Investment Vehicles - The Series' investment in shares of other investment companies may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company or vehicles. Investment in the shares of other investment companies or investment vehicles has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

Borrowing - Each Series may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with its investment objective and program. Such borrowings may be collateralized with Series assets. To the extent that the Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Securities Lending - For purposes of realizing additional income, the Series may lend their portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

General Information

Contractowner Inquiries - If you have questions concerning your account or wish to obtain additional information, you may write to SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001, or call (785) 438-3000 or 1-800-888-2461.

Financial Highlights

The financial highlights table is intended to help you understand the Series' financial performance during the past five years. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series assuming reinvestment of all dividends and distributions. The total returns do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased and, if such fees and expenses were reflected, the total returns would be lower. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in its annual report, which is available upon request.

SERIES D (Global Series)
	Fiscal year ended December 31
	2002(b)	2001	2000	1999	1998
Per Share Data
Net asset value beginning of period	$ 6.31	$ 8.49	$ 9.08	$ 6.74	$ 6.14
Income from Investment Operations:
Net investment income (loss)	0.02	---	---	0.02	0.03
Net gain (loss) on securities (realized & unrealized)	(1.45)	(0.97)	0.37	3.29	1.18
Total from investment operations	(1.43)	(0.97)	0.37	3.31	1.21
Less Distributions:
Dividends (from net investment income)	(0.01)	---	---	---	(0.09)
Distributions (from capital gains)	---	(0.94)	(0.96)	(0.97)	(0.52)
Distributions (in excess of capital gains)	---	(0.27)	---	---	---
Total distributions	(0.01)	(1.21)	(0.96)	(0.97)	(0.61)
Net asset value end of period	$ 4.87	$ 6.31	$ 8.49	$ 9.08	$ 6.74
Total return (a)	(22.7)%	(12.3)%	3.5%	53.7%	20.1%
Ratios/Supplemental Data
Net assets end of period (thousands)	$305,053	$431,252	$565,950	$525,748	$349,794
Ratio of expenses to average net assets	1.23%	1.20%	1.21%	1.21%	1.26%
Ratio of net investment income (loss) to average net assets	0.27%	0.07	(0.08)%	0.32%	0.92%
Portfolio turnover rate	48%	41%	55%	76%	166%

SERIES Q (Small Cap Value Series)
	Fiscal year ended December 31
	2002	2001(d)	2000(d)(f)
Per Share Data
Net asset value beginning of period	$12.79	$10.74	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.09)	(0.04)	(0.02)
Net gain (loss) on securities (realized & unrealized)	(0.79)	2.41	0.76
Total from investment operations	(0.88)	2.37	0.74
Less Distributions:
Dividends (from net investment income)	---	---	---
Distributions (from capital gains)	(0.67)	(0.32)	---
Total distributions	(0.67)	(0.32)	---
Net asset value end of period	$11.24	$12.79	$10.74
Total return (b)	(7.0)%	22.2%	7.4%
Ratios/Supplemental Data
Net assets end of period (thousands)	$50,830	$58,198	$10,427
Ratio of expenses to average net assets	1.22%	1.18%	1.49%
Ratio of net investment income (loss) to average net assets	(0.59)%	(0.42)%	(0.41)%
Portfolio turnover rate	56%	47%	81%

(a)  Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company or its affiliated life insurance company. If such expenses were reflected, the total return would be lower. Shares of the Series are available only through the purchase of such products.

(b) The financial highlights for Series D as set forth herein exclude the historical financial highlights of Series M. The assets of Series M were acquired by Series D on August 27, 2002.

(c)  Expense ratios were calculated without the reduction for custodian fees earnings credits and marketing fees paid indirectly. Expense ratios with such reductions would have been as follows:

	2002	2001	2000	1999	1998
Series Q	---	1.17%	1.23%	---	---

(d)  Series Q was initially capitalized on May 1, 2000, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

For More Information

By Telephone - Call 1-800-888-2461.

By Mail - Write to:
Security Management Company, LLC
One Security Benefit Place
Topeka, KS 66636-0001

On the Internet - Reports and other information about the Fund can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

The Fund's prospectus is to be used with the applicable variable annuity or variable life insurance product prospectus. Series D and Series Q correspond to the Global and Small Cap Value subaccounts offered in such prospectuses.

Annual/Semi-Annual Report - Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information - The Fund's Statement of Additional Information and the Fund's annual or semi-annual report are available, without charge upon request by calling the Fund's toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to SMC, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling the Fund's toll-free telephone number listed above. The Fund's Statement of Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

SBL Fund	811-02753

Prospectus

May 1, 2003
As supplemented May 5, 2003

SBL FUND

  Series I (International Series)
  Series O (Equity Income Series)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract. Please read both prospectuses and retain them for future reference.

SBL Fund
Member of The Security Benefit Group of Companies
One Security Benefit Place, Topeka, Kansas 66636-0001

Supplement Dated May 5, 2003
to Prospectus Dated May 1, 2003

The Prospectus is amended by adding the new section, "Proposed Reorganizations," following "Fees and Expenses of the Series."

Proposed Reorganizations

On May 2, 2003, the Board of Directors of SBL Fund approved the reorganization of Series I (International) into Series D (Global). The Board of Directors also called a special meeting of the shareholders of Series I (International) to vote on the reorganization. The meeting of shareholders is expected to occur on September 30, 2003 ("Meeting").

The reorganization is being proposed due to the low asset levels and limited new sales of Series I. The Board, which carefully considered the proposed reorganization and determined it to be in the best interests of shareholders, believes the reorganization provides compatible investment alternatives for Series I shareholders.

If the reorganization is approved by the shareholders of Series I, shares of Series I will be converted on a tax-free basis into shares of Series D, in an amount based on relative net asset values of Series I and Series D on the conversion date. The closing of the reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed reorganization will qualify as a tax-free reorganization for federal income tax purposes.

If shareholders of Series I approve the reorganization, then shortly following the closing of the reorganization, shareholders of Series I will become shareholders of Series D. The reorganization, if approved by shareholders, is expected to become effective on or about October 1, 2003. In the event the shareholders of Series I fail to approve the reorganization, Series I would continue to engage in business as a registered investment company and the Board of Directors would consider other proposals for the reorganization or liquidation of the Series.

Please Retain This Supplement For Future Reference

Series' Objectives
   Series I (International Series)
   Series O (Equity Income Series)

Series' Principal Investment Strategies
   Series I (International Series)
   Series O (Equity Income Series)

Principal Risks
   Market Risk
   Smaller Companies
   Value Stocks
   Foreign Securities
   Emerging Markets
   Options and Futures
   Restricted Securities
   Investment in Investment Vehicles
   Overweighting
   Additional Information

Past Performance

Fees and Expenses of the Series

Investment Manager
   Sub-Advisers
   Management Fees
   Portfolio Managers

Purchase and Redemption of Shares

Brokerage Enhancement Plan

Distributions and Federal Income Tax Considerations
   Convertible Securities and Warrants
   Foreign Securities
   Emerging Markets
   Smaller Companies
   Futures and Options
   Hybrid Instruments
   When-Issued Securities and Forward Commitment Contracts
   Cash Reserves
   Shares of Other Investment Vehicles
   Borrowing
   Securities Lending

General Information
   Contractowner Inquiries

Financial Highlights

Series' Objectives

Described below are the investment objectives of Series I and Series O (together, the "Series" of the SBL Fund (the "Fund"). The Fund's Board of Directors may change a Series' investment objective without shareholder approval.

As with any investment, there can be no guarantee that the Series will achieve their objectives.

Series I (International Series) - Series I seeks long-term capital appreciation.

Series O (Equity Income Series) - Series O seeks to provide substantial dividend income and also capital appreciation.

Series' Principal Investment Strategies

Series I (International Series) - Series I pursues its objective by investing, under normal market conditions, at least 65% of its assets in at least three different countries, other than the United States. The Series will normally invest primarily in equity securities of companies located outside the United States, including emerging market countries. The equity securities in which the Series may invest include common stock, preferred stock, trust or limited partnership interests, rights and warrants and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

The Series may invest a portion of its assets in companies with small market capitalizations (generally companies with market capitalizations of less than $1 billion). The Series may also invest in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give a holder the right to receive securities issued by a foreign or domestic company. The Series, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

The Investment Manager has engaged Templeton Investment Counsel, LLC ("Templeton Investment") to provide investment advisory services to Series I. When choosing equity investments for the Series, Templeton Investment employs a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to Templeton Investment's evaluation of the company's long-term earnings, asset value and cash flow potential. Templeton Investment also considers a company's price/ earnings ratio, profit margins and liquidation value. In choosing investments, Templeton Investment will typically visit the issuers of a prospective investment to assess critical factors such as management strength and local conditions. In selecting securities for the Series, Templeton Investment attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth. In addition, the Series may invest in futures contracts, options, options on futures contracts and other derivative strategies.

The Series typically sells a security when the reasons for buying it no longer apply, or when the issuer begins to show deteriorating fundamentals or poor relative performance.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Series O (Equity Income Series) - Series O pursues its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

The Investment Manager has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price") to provide investment advisory services to Series O as a sub-adviser. T. Rowe Price typically employs a value-oriented strategy in selecting investments for the Series. T. Rowe Price's research team identifies companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally looks for companies with the following attributes, among others:

  An established operating history
  Above-average dividend yield relative to the S&P 500 Index
  Low price/earnings ratio relative to the S&P 500 Index
  A sound balance sheet and other financial characteristics
  Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

Price/earnings ratio ("P/E") is the price of a stock divided by its earnings per share. The P/E ratio gives investors an idea of how much they are paying for a company's earning power. High P/E stocks are typically young, fast-growing companies. Low P/E stocks tend to be in low-growth or mature industries, in stock groups that have fallen out of favor, or in old, established, blue-chip companies with long records of earnings stability and regular dividends. Generally, low P/E stocks have higher yields than high P/E stocks, which often pay no dividends at all.

While most of the Series' assets will be invested in U.S. common stocks, T. Rowe Price may also invest in other securities, including foreign securities, debt securities, futures and options, in keeping with the Series' objective.

The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Under adverse or unstable market conditions the Series could invest some or all of its assets in cash reserves including money market securities and repurchase agreements. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Series may also invest up to 25% of its total assets in Reserve Investment Fund, an internally managed money market fund of T. Rowe Price. The Reserve Investment Fund may be used to invest the cash reserves of the Series.

In pursuing the Series' investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks

The following provides information on the principal risks which apply to the Series of the Fund. However, the fact that a particular risk is not indicated as a principal risk for a Series does not mean that the Series is prohibited from investing its assets in securities which give rise to that risk. It simply means that the risk is not a principal risk for that Series. For example, the risk of investing in value stocks is not listed as a principal risk for Series I. This does not mean that Series I is prohibited from investing in value stocks, only that the risk of value stocks is not one of the principal risks associated with Series I. The Portfolio Manager (as explained below) for a Series has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Series achieve its investment objective. In seeking to meet its investment objective, a Series' assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Series' investment program.

Your investment in the Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Series will go up and down, which means investors could lose money.

Market Risk - While equity securities have historically been a leading choice of long-term investors, they fluctuate in price. Their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information here or abroad. By virtue of their investment strategies to invest in equity securities, each Series is particularly susceptible to market risk.

Smaller Companies - Series I may invest in smaller companies. While potentially offering greater opportunities for capital growth than larger, more established companies, the securities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable, their share prices tend to be more volatile and their securities often are less liquid than larger, more established companies, among other reasons.

Value Stocks - Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may go down. While the Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds. Both Series I and Series O offer the potential reward, and risks, of a value oriented investment strategy.

Value-Oriented Stocks are stocks of companies that are believed to be undervalued in terms of price or other financial measurements and that have above average growth potential.

Foreign Securities - Series I and, to a lesser extent, Series O may invest in foreign securities and/or American Depositary Receipts (ADRs). Series I may also invest in European Depositary Receipts and Global Depositary Receipts. Investing in foreign securities involves additional risks such as currency fluctuations, differences in financial reporting standards, a lack of adequate company information and political or economic instability. The risks may be particularly acute in underdeveloped capital markets.

Emerging Markets - Series I may invest in securities of developing countries or emerging markets. All of the risks of investing in foreign securities are heightened by investing in developing countries and emerging markets. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

An emerging market foreign country consists of all countries determined by the Series' sub-adviser to have developing or emerging economies and markets. The definition of "emerging market foreign country" may change over time as a result of developments in national or regional economies and capital markets.

Options and Futures - Series I and Series O may both use options and futures contracts. Options and futures may be used to hedge a Series' portfolio, to gain exposure to a market without buying individual securities or to seek increased returns. There is the risk that such practices sometimes may reduce returns or increase volatility. These practices also entail transactional expenses.

Restricted Securities - Series I and Series O may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

Investment in Investment Vehicles - Series O can invest in other investment companies or investment vehicles. To the extent Series O invests in other investment companies or vehicles, it will incur its pro rata share of the underlying investment companies or vehicles' expenses. In addition, Series O may be subject to the effect of business and regulatory developments that affect an underlying investment company or the investment industry generally.

Overweighting - Overweighting investments in certain sectors or industries of the stock market increases the risk that a Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries. Series I offers the risks of an overweighted investment strategy.

Additional Information - For more information about the investment program of the Series, including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of the prospectus and the Statement of Additional Information.

Past Performance

The charts and tables on the following pages provide some indication of the risks of investing in the Series by showing changes in the Series' performance from year to year and by showing how the Series' average annual total returns have compared to those of broad measures of market performance. The performance figures on the following pages do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased and, if such fees and expenses were reflected, the performance figures would be lower. Shares of the Series are available only through the purchase of such products. As with all mutual funds, past performance is not a prediction of future results.

Series I (International Series)

Highest and Lowest Returns (Quarterly 2000-2002
Highest Quarter
Q4 ended December 31, 2001	6.68%
Lowest Quarter
Q3 ended September 30, 2002	-22.6%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

2000	2001	2002
-20.4%	-24.4%	-20.6%

Average Annual Total Returns (through December 31, 2002)
	1 Year	Since Inception[1]
Series I	-20.6%	-12.2%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)[2]	-15.9%	-9.9%
Templeton Investment Counsel, LLC became the sub-adviser of Series I effective September 3, 2002.

1  For the period beginning April 30, 1999 (date of inception) to December 31, 2002.

2 The MSCI EAFE Index is a capitalization weighted index designed to measure developed market equity performance, excluding the United States and Canada. Investments in these foreign securities are subject to additional risks including currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments.

Series O (Equity Income Series)

Highest and Lowest Returns (Quarterly 1996-2002
Highest Quarter
Q2 ended June 30, 1999	13.0%
Lowest Quarter
Q3 ended September 30, 2002	-17.5%

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

1996	1997	1998	1999	2000	2001	2002
20.0%	28.4%	9.0%	3.1%	12.9%	1.3%	-13.4%

Average Annual Total Returns (through December 31, 2002)
	1 Year	5 Years	Since Inception[1]
Series O	-13.4%	2.2%	9.6%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2]	-22.1%	-0.7%	8.6%
1  For the period beginning June 1, 1995 (date of inception) to December 31, 2002.

2 The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy.

Fees and Expenses of the Series

ANNUAL OPERATING EXPENSES

The table below reflects expenses that are deducted from Series assets, but does not reflect the fees and expenses of the variable insurance products through which shares of the Series are purchased.

SERIES I (INTERNATIONAL)
Advisory fee	1.10%
Brokerage Plan Distribution (12b-1) fees[1]	0.00%
Other expenses	1.01%
Total annual operating expenses	2.11%
SERIES O (EQUITY INCOME)
Advisory fee	1.00%
Brokerage Plan Distribution (12b-1) fees[1]	0.01%
Other expenses	0.08%
Total annual operating expenses	1.09%
1 Amounts included as distribution expenses under this caption are the amounts received by the Fund's distributor under the Brokerage Enhancement Plan in the last fiscal year in connection with the purchase and sale of securities held by the Series.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges which if reflected would increase expenses.

The example assumes that you invest $10,000 in the Series for the time periods indicated. It also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 Year	3 Years	5 Years	10 Years
Series I (International)	$214	$661	$1,134	$2,441
Series O (Equity Income)	111	347	601	1,329

Investment Manager

Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment adviser to the Series. On December 31, 2002, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $4.3 billion.

Sub-Adviser - The Investment Manager has engaged Templeton Investment Counsel, LLC, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, to provide investment advisory services to Series I. Templeton Investment, together with its affiliates, manages over $274 billion in assets.

The Investment Manager has engaged T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 to provide investment advisory services to Series O. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company for the T. Rowe Price affiliated companies. T. Rowe Price was founded in 1937. As of December 31, 2002, T. Rowe Price and its affiliates managed approximately $140 billion in investments for approximately 8 million individual and institutional accounts.

The Investment Manager and the Series have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of Fund Directors, but without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Series to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to the Series which use a sub-adviser:

  performing initial due diligence on prospective sub-advisers for the Series monitoring the performance of the sub-advisers
  communicating performance expectations to the sub-advisers ultimately recommending to the Board of Directors whether a sub-adviser's contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of sub-advisers. Although the Investment Manager will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Series will obtain favorable results at any given time.

Management Fees - The following chart shows the investment management fees paid by each Series during the last fiscal year.

Management Fee (expressed as a percentage of average net assets)
Series I	1.10%
Series O	1.00%

The Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Series to a specified level. The Investment Manager also may reimburse expenses of the Series from time to time to help maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.

Portfolio Managers - Antonio T. Docal, Vice President at Templeton Investment has managed Series I (International Series) since September 2002. Prior to joining Templeton Investment in 2001, Mr. Docal was vice president and director at Evergreen Funds. Mr. Docal holds a M.B.A. degree from the Sloan School of Management at the Massachusetts Institute of Technology and a B.A. degree from Trinity College in Connecticut. Mr. Docal is also a Chartered Financial Analyst charterholder.

Brian C. Rogers, Director and Managing Director of T. Rowe Price Group and Portfolio Manager for T. Rowe Price, has managed Series O (Equity Income Series) since its inception in 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

Purchase and Redemption of Shares

Security Benefit Life Insurance Company and its affiliated life insurance company purchase shares of the Series for their variable annuity and variable life insurance separate accounts. Each company buys and sells shares of the Series at the net asset value per share (NAV) next determined after it submits the order to buy or sell. Each Series reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. A Series' NAV is generally calculated as of the close of trading on every day the New York Stock Exchange (NYSE) is open.

The Fund may suspend the right of redemption during any period when trading on the NSYE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

Brokerage Enhancement Plan

The Fund has adopted, in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Brokerage Enhancement Plan (the "Plan"). The Plan uses available brokerage commissions to promote the sale and distribution of Fund shares (through the sale of variable insurance products funded by the Fund).

Under the Plan, the Fund may direct the Investment Manager or a sub-adviser to use certain broker-dealers for securities transactions. (The duty to seek best execution still applies to these transactions.) These are broker-dealers that have agreed either (1) to pay a portion of their commission from the sale and purchase of securities to the Distributor or other introducing brokers ("Brokerage Payments"), or (2) to provide brokerage credits, benefits or services ("Brokerage Credits"). The Distributor will use all Brokerage Payments and Credits (other than a minimal amount to defray its legal and administrative costs) to finance activities that are meant to result in the sale of the Fund's shares, including:

  holding or participating in seminars and sales meetings promoting the sale of the Fund's shares paying marketing fees requested by broker-dealers who sell the Fund training sales personnel
  creating and mailing advertising and sales literature
  financing any other activity that is intended to result in the sale of the Fund's shares.

The Plan permits the Brokerage Payments and Credits generated by securities transactions from one Series of the Fund to inure to the benefit of other Series as well. The Plan is not expected to increase the brokerage costs of the Fund. For more information about the Plan, please read the "Brokerage Enhancement Plan" section of the Statement of Additional Information.

Distributions and Federal Income Tax Considerations

Each Series pays its shareholders dividends from net investment income, and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

Each Series intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (Code). If a Series qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, such Series will not be liable for federal income tax on income it distributes.

Shares of each Series will be purchased by the separate accounts of Security Benefit Life Insurance Company or an affiliated life insurance company. In order to comply with diversification regulations applicable to the segregated asset accounts of insurance companies, each Series will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total investments is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Series fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since you may purchase shares of a Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company or its affiliated life insurance company, no discussion is included here as to the federal income tax consequences at the Series shareholder level. For information concerning the federal income tax consequences to you as the purchaser of a variable annuity or variable life insurance contract based on a Series, see the prospectus for such variable annuity or variable life insurance contract. See the Statement of Additional Information for more information on taxes.

Determination of Net Asset Value

The NAV of each Series is computed as of the close of regular trading hours on the NYSE (normally 3 p.m. Central time) on days when the NYSE is open. The NYSE is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Series' NAV is generally based upon the market value of securities held in the Series' portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by each Fund's Board of Directors. In addition, if between the time trading ends on a particular security and the close of trading on the NYSE, events occur that materially affect the value of the security, the Series may value the security at its fair value as determined in good faith by the Investment Manager under procedures approved by the Board of Directors. In such a case, the Series' net asset value will be subject to the judgment of the Investment Manager rather than being determined by the market.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series does not price its shares. Therefore, the NAV of Series holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Series.

Investment Policies and Management Practices

This section takes a detailed look at some of the types of securities the Series may hold in their portfolios and the various kinds of management practices that may be used in the portfolios. The Series' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about a Series' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have a significantly greater impact on a Series' share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all of the Series' other investments. Portfolio Managers have considerable leeway in choosing investment strategies and selecting securities they believe will help a Series achieve its objective. In seeking to meet its investment objective, a Series may invest in any type of security or instrument whose investment characteristics are consistent with the Series' investment program. Investors should be aware that the investments made by a Series and the results achieved by a Series at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager or a sub-adviser acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Series.

The Series are subject to certain investment policy limitations referred to as "fundamental policies." The full text of each Series' fundamental policies is included in the Statement of Additional Information.

The following pages describe some of the investments which may be made by the Series.

Convertible Securities and Warrants - The Series may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

Foreign Securities - Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series.

Emerging Markets - Series I may invest in emerging markets foreign securities. The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller Companies - Series I may invest in small or medium-sized companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

Futures and Options - The Series may utilize futures contracts, options on futures and may purchase call and put options and write call and put options on a "covered" basis. A call option is "covered" if a Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents are segregated by the Series' custodian). Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. The Series may also engage in forward foreign currency transactions. These instruments may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

Hybrid Instruments - Series O may invest up to 10% of its total assets in certain hybrid instruments. These instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Series may not be successful.

When-Issued Securities and Forward Commitment Contracts - The Series may purchase and sell securities on a "when issued," "forward commitment" or "delayed delivery" basis. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss.

Cash Reserves - The Series may establish and maintain reserves as the Investment Manager or relevant Sub-Adviser believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes. Such reserves may include domestic, and foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements.

Shares of Other Investment Vehicles - Other than as noted below for Series O, a Series' investment in shares of other investment vehicles may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment vehicles has the effect of requiring shareholders to pay the operating expenses of two mutual funds. Each Series may invest in the shares of other investment vehicles. Series O may invest up to 25% of its assets in shares of the T. Rowe Price Reserve Investment Fund, an internally managed money market fund at T. Rowe Price.

Borrowing - The Series may borrow money as a temporary measure or for emergency purposes and for other purposes consistent with the Series' investment objective and program. Such borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of a Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Securities Lending - For purposes of realizing additional income, Series I and Series O may lend their portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

General Information

Contractowner Inquiries - If you have questions concerning your account or wish to obtain additional information, you may write to SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001, or call (785) 438-3000 or 1-800-888-2461.

Financial Highlights

The financial highlights table is intended to help you understand certain of the Series financial performance for the period since commencement of operations. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series assuming reinvestment of all dividends and distributions. The total returns do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased and, if such fees and expenses were reflected, the total returns would be lower. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in its annual report, which is available upon request.

SERIES I
	Fiscal year ended December 31
	2002(f)	2001(b)	2000(b)(e)	1999(c)(d)
Per Share Data
Net asset value beginning of period	$ 7.82	$10.35	$13.00	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.01)	(0.04)	(0.09)	(0.04)
Net gain (loss) on securities (realized & unrealized)	(1.60)	(2.49)	(2.56)	3.04
Total from investment operations	(1.61)	(2.53)	(2.65)	3.00
Less Distributions:
Dividends (from net investment income)	(0.02)	---	---	---
Distributions (from capital gains)	---	---	---	---
Total distributions	(0.02)	---	---	---
Net asset value end of period	$ 6.19	$ 7.82	$10.35	$13.00
Total return (a)	(20.6)%	(24.4)%	(20.4)%	30.0%
Ratios/Supplemental Data
Net assets end of period (thousands)	$15,953	$15,999	$18,071	$9,857
Ratio of expenses to average net assets	2.11%	2.25%	2.28%	2.25%
Ratio of net investment income (loss) to average net assets	(0.22)%	(0.54)%	(0.98)%	(0.70)%
Portfolio turnover rate	190%	175%	139%	98%

SERIES O
	Fiscal year ended December 31
	2002(g)	2001(g)	2000	1999	1998
Per Share Data
Net asset value beginning of period	$16.00	$17.66	$17.27	$18.35	$17.62
Income from Investment Operations:
Net investment income (loss)	0.20	0.21	0.31	0.30	0.29
Net gain (loss) on securities (realized & unrealized)	(2.26)	---	1.76	0.19	1.30
Total from investment operations	(2.06)	0.21	2.07	0.49	1.59
Less Distributions:
Dividends (from net investment income)	(0.39)	(0.30)	(0.04)	(0.59)	(0.25)
Distributions (from capital gains)	(0.38)	(1.57)	(1.64)	(0.98)	(0.61)
Total distributions	(0.77)	(1.87)	(1.68)	(1.57)	(0.86)
Net asset value end of period	$13.17	$16.00	$17.66	$17.27	$18.35
Total return (a)	(13.4)%	1.3%	12.9%	3.1%	9.0%
Ratios/Supplemental Data
Net assets end of period (thousands)	$163,555	$186,826	$178,756	$207,022	$204,070
Ratio of expenses to average net assets	1.09%	1.08%	1.10%	1.09%	1.08%
Ratio of net investment income (loss) to average net assets	1.40%	1.32	1.74%	1.66%	1.93%
Portfolio turnover rate	23%	21%	68%	35%	20%

(a)  Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company or its affiliated life insurance company. If such expenses were reflected, the total return would be lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

(b)  Expense ratios were calculated without the reduction for earnings credits and marketing fees paid indirectly. Expense ratios with such reductions would have been 2.24% for 2001 and 2000.

(c)  Fund expenses for Series I were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been 4.20% for 1999.

(d)  Series I was initially capitalized on May 3, 1999, with a net asset value of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

(e)  Fund expenses for Series I were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been 2.38% for 2000.

(f)  Templeton Investment Counsel LLC became the sub-advisor of Series I effective September 3, 2002. Prior to September 3, 2002, Security Management Company, LLC (SMC) paid Deutsche Asset Management, Inc., for sub-advisory services.

(g)  Expense ratios were calculated without the reduction for custodian fees earnings credits and marketing fees paid indirectly for Series O. Expense ratios absent such reimbursement would have been 1.08% for 2002 and 2001.

For More Information

By Telephone - Call 1-800-888-2461.

By Mail - Write to:
Security Management Company, LLC
One Security Benefit Place
Topeka, KS 66636-0001

On the Internet - Reports and other information about the Fund can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

The Fund's prospectus is to be used with the attached variable annuity or variable life insurance product prospectus. The Series of the Fund correspond to certain of the subaccounts offered in such prospectus.

Annual/Semi-Annual Report - Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information - The Fund's Statement of Additional Information and the Fund's annual or semi-annual report are available, without charge upon request by calling the Fund's toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to SMC, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling the Fund's toll-free telephone number listed above. The Fund's Statement of Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

SBL Fund	811-02753